JPMORGAN TRUST II

JPMorgan Large Cap Growth Fund

(the “Acquiring Fund”)

JPMORGAN TRUST I

JPMorgan Dynamic Growth Fund

(the “Acquired Fund”)

270 Park Avenue

New York, New York 10017

Special Meeting of Shareholders to be held October 10, 2017

Dear Shareholder:

I am writing to ask for your vote on an important matter concerning your investment in the Acquired Fund. At a meeting held on June 21, 2017, the Board of Trustees (the “Board”) of the Acquired Fund unanimously approved a proposed reorganization pursuant to which the Acquired Fund would combine with another fund, the Acquiring Fund. The Board has called a special meeting of shareholders of the Acquired Fund scheduled for October 10, 2017, at 270 Park Avenue, New York, NY 10017, at 11:00 a.m., Eastern Time. The Acquired Fund’s special meeting is referred to as the “Meeting.” The purpose of the Meeting is to seek shareholder approval for a reorganization involving the Acquired Fund (the “Reorganization”). The Board of the Acquired Fund has considered and approved the proposed Reorganization and concurred that the proposed Reorganization is in the best interest of the Acquired Fund and its shareholders.

The attached Proxy Statement/Prospectus seeks shareholder approval of the following proposals that will be considered at the Meeting:

1.        To approve an Agreement and Plan of Reorganization for the Acquired Fund, pursuant to which the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund:

Acquired Fund	Acquiring Fund

JPMorgan Dynamic Growth Fund	JPMorgan Large Cap Growth Fund

2.        To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

If the Reorganization is approved by shareholders, you will have an interest in the Acquiring Fund on the date the Reorganization occurs. No sales charges or redemption fees will be imposed as a result of the Reorganization. The Reorganization is intended to be a tax-free reorganization for federal income tax purposes.

If the Reorganization is not approved by shareholders, then the Acquired Fund will remain in existence and continue within JPMorgan Trust I (“Trust I”), and the Board will consider what, if any, additional steps to take, including potential liquidation of the Fund.

After careful consideration, the Board recommends that shareholders of the Acquired Fund vote “FOR” the proposal.

We strongly invite your participation by asking you to review these materials and complete and return your proxy card as soon as possible.

A Proxy Statement/Prospectus that describes the Reorganization is enclosed. Your vote is very important to us regardless of the number of shares held by you. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement/Prospectus and cast your vote promptly. It is important that your vote be received no later than the time of the Meeting on October 10, 2017. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions, before you vote, please call (888) 554-9411.

In addition to voting by mail, you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet by using the control number that appears on your enclosed proxy card.

NOTE: You may receive more than one proxy package if you hold shares in more than one account.

Please be sure to vote each account by using one of the methods described on the proxy cards or by signing and dating each card and enclosing it in the postage-paid envelope provided for each card.

Sincerely,

Brian S. Shlissel

President and Principal Executive Officer

JPMorgan Trust I

August 17, 2017

ii

JPMORGAN TRUST II

JPMorgan Large Cap Growth Fund

(the “Acquiring Fund”)

JPMORGAN TRUST I

JPMorgan Dynamic Growth Fund

(the “Acquired Fund”)

270 Park Avenue New York, New York 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on October 10, 2017

To the shareholders of the Acquired Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of the Acquired Fund will be held at 270 Park Avenue, New York, NY 10017, on October 10, 2017 at 11:00 a.m., Eastern Time (the “Meeting”), for the following purposes:

1.    To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between JPMorgan Trust I (“Trust I”) and JPMorgan Trust II (“Trust II”), pursuant to which the Acquired Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for the corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund followed immediately by distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which each such shareholder is entitled in complete liquidation of the Acquired Fund.

Acquired Fund	Acquiring Fund

JPMorgan Dynamic Growth Fund	JPMorgan Large Cap Growth Fund

2.    To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

Whether or not you plan to attend the Meeting in person, please vote. In addition to voting by mail you may also vote either by telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.	(1) Read the Proxy Statement/Prospectus and have your proxy card at hand.

(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.

(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card.

Whichever method you choose, please read the enclosed Proxy Statement/Prospectus carefully before you vote.

iii

If you attend the Meeting in person, you will be required to present a valid form of government-issued photo identification, such as a valid driver’s license or passport, and proof of ownership of Acquired Fund shares as of July 21, 2017, the record date for the Meeting.

By Order of the Board of Trustees of JPMorgan Trust I,

Frank J. Nasta

Secretary

JPMorgan Trust I

August 17, 2017

iv

PROXY STATEMENT/PROSPECTUS

August 17, 2017

PROXY STATEMENT FOR:

JPMORGAN TRUST I

JPMorgan Dynamic Growth Fund

(the “Acquired Fund”)

PROSPECTUS FOR:

JPMORGAN TRUST II

JPMorgan Large Cap Growth Fund

(the “Acquiring Fund”)

270 Park Avenue

New York, New York 10017

This combined Proxy Statement/Prospectus is being furnished on or about August 28, 2017 in connection with the solicitation of proxy cards by the Board of Trustees (the “Board”) of JPMorgan Trust I (“Trust I”) for a Special Meeting of shareholders of the Acquired Fund (the “Meeting”). The Meeting will be held on October 10, 2017, at 11:00 a.m., Eastern Time, at 270 Park Avenue, New York, NY 10017.

At the Meeting, shareholders will be asked to consider and act upon the following proposals:

1.        To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between JPMorgan Trust I, on behalf of the Acquired Fund, and JPMorgan Trust II, on behalf of the Acquiring Fund, pursuant to which the Acquired Fund will transfer all of its assets attributable to each class of its shares to the Acquiring Fund in exchange for the corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund followed immediately by distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which each such shareholder is entitled in complete liquidation of the Acquired Fund.

Acquired Fund	Acquiring Fund

JPMorgan Dynamic Growth Fund	JPMorgan Large Cap Growth Fund

2.        To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Reorganization Agreement contemplates the transfer of all of the assets, subject to all of the liabilities, of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund as of the close of business of the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern Time, on the Reorganization closing date, followed by the immediate distribution by the Acquired Fund to its shareholders of the portion of the shares of the Acquiring Fund to which each such shareholder is entitled in complete liquidation of the Acquired Fund. Subject to shareholder approval, the Reorganization is expected to close on or about October 27, 2017.

Effects on share classes of the Reorganization. If the Reorganization is approved by shareholders of the Acquired Fund, each holder of a class of shares of the Acquired Fund will receive, immediately following the transfer, on a tax-free

i

basis for federal income tax purposes, a number of full and fractional shares of the same class of shares of the Acquiring Fund that they held in the Acquired Fund immediately prior to the Reorganization. The aggregate net asset value of the shares of the Acquiring Fund received by the Acquired Fund shareholders will be equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholders immediately before the transfer. The following table lists the Funds and the corresponding share classes.

Acquired Fund		g	Acquiring Fund
JPMorgan Dynamic Growth Fund		g	JPMorgan Large Cap Growth Fund
Class A		g	Class A
Class C		g	Class C
Class I	*	g	Class I*
Class R5		g	Class R5

*	Formerly, Select Class Shares.

Because shareholders of the Acquired Fund are being asked to approve a transaction that will result in their holding shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Acquiring Fund.

The Reorganization is being structured as a federal income tax-free reorganization. See “INFORMATION ABOUT THE REORGANIZATION — Federal Income Tax Consequences” in this Proxy Statement/Prospectus. Shareholders should consult their tax advisors to determine the actual impact of the Reorganization in light of their individual tax circumstances.

The Acquired Fund and Acquiring Fund are series of open-end management investment companies. The Acquired Fund and the Acquiring Fund have substantially similar investment objectives and similar investment strategies although the Acquired Fund is more focused and invests in a smaller number of securities. Both Funds are managed by a similar portfolio management team and share the same lead portfolio manager. There are some differences, however, and these are described under “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS” in this Proxy Statement/Prospectus. The Acquired Fund and the Acquiring Fund are sometimes referred to herein as the “Funds.”

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the Acquiring Fund that a prospective investor should know before investing. The Statement of Additional Information (“SAI”) for the Acquiring Fund, dated November 1, 2016, as supplemented, and the SAI relating to this Proxy Statement/Prospectus and the Reorganization, dated August 17, 2017, are incorporated herein by reference, which means they are considered legally a part of this Proxy Statement/Prospectus. You may receive a copy of the SAIs without charge by contacting the J.P. Morgan Funds at (800) 480-4111, or by writing to the J.P. Morgan Funds at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528. The SAI for the Acquiring Fund, but not the SAI relating to this Proxy Statement/Prospectus and the Reorganization, may also be obtained by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

For more information regarding the Acquired Fund, see its prospectuses and SAI, dated November 1, 2016, as supplemented, which have been filed with the Securities and Exchange Commission (“SEC”) and which are incorporated herein by reference. The June 30, 2016 annual report and the December 31, 2016 semi-annual report for the Acquired Fund highlights certain important information, such as investment results and financial information, and it has been filed with the SEC and is incorporated herein by reference. You may receive a copy of the prospectuses, SAIs, annual reports and semi-annual reports of the Acquired Fund without charge by calling (800) 480-4111, by writing J.P. Morgan Funds Services, PO Box 8528, Boston, MA 02266-8528, or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

In addition, you can copy and review any of the above-referenced documents at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about each of the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street N.E., Washington, D.C. 20549.

Accompanying this Proxy Statement/Prospectus as Appendix B is a copy of the form of Reorganization Agreement pertaining to the Reorganization.

AN INVESTMENT IN THE ACQUIRED FUND AND THE ACQUIRING FUND IS NOT A DEPOSIT OF JPMORGAN CHASE & CO. OR ANY OF ITS AFFILIATES OR ANY OTHER BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL YOUR SHARES WHEN THE ACQUIRED FUND’S OR ACQUIRING FUND’S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

THE SEC HAS NOT APPROVED OR DISAPPROVED THE SHARES OF THE FUNDS AS AN INVESTMENT OR DETERMINED WHETHER THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

v

PROPOSAL

APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION

Q. How will the Reorganization affect me?

A. Under the terms of the Reorganization Agreement, the assets of the Acquired Fund, subject to its liabilities, will be combined with those of the Acquiring Fund and you will become a shareholder of the Acquiring Fund. Upon the Reorganization, you will receive shares of the Acquiring Fund that are equal in aggregate net asset value to the shares of the Acquired Fund that you hold immediately prior to the closing of the Reorganization. You will receive the same class of shares in the Acquiring Fund that you hold in the Acquired Fund immediately prior to the closing of the Reorganization.

Q. Why is the Reorganization being recommended?

A. The Acquired Fund and the Acquiring Fund have substantially similar investment objectives and similar investment strategies although the Acquired Fund is more focused and invests in a smaller number of securities. Both Funds are managed by a similar portfolio management team. The Reorganization will eliminate the overlapping product offerings.

The Reorganization is expected to benefit shareholders by potentially creating operational and administrative efficiencies. See below for a discussion regarding the impact of the proposed Reorganization on the fees that you will pay.

Q. How will the Reorganization affect the fees to be paid by the Acquiring Fund, and how do they compare with the fees payable by the Acquired Fund?

A. The Acquiring Fund’s investment advisory fee is lower than the Acquired Fund’s investment advisory fee. The Acquiring Fund’s investment advisory fee is 0.50% and the Acquired Fund’s investment advisory fee is 0.60%. The Acquired Fund’s current gross expense ratio based on the fees and expenses incurred during the twelve-month period ended June 30, 2016 for Class A, Class C, Class I and Class R5 Shares is 1.44%, 1.87%, 1.01% and 0.80%, respectively. The Acquired Fund’s current gross expense ratio for Class A, Class C, Class I and Class R5 Shares is 1.26%, 1.76%, 1.01% and 0.85%, respectively, as of December 31, 2016 (restated to reflect current fees). It is estimated that post-Reorganization the Acquiring Fund’s gross expense ratio for Class A, Class C, Class I and Class R5 Shares will be 1.12%, 1.62%, 0.86% and 0.71%, respectively.

Post-Reorganization, the total annual fund operating expenses, after fee waivers and expense reimbursements, for each class of the Acquiring Fund involved in the Reorganization is expected to be equal to or less than the total annual fund operating expenses, after fee waivers and expense reimbursements, for the corresponding class of the Acquired Fund prior to the Reorganization. J.P. Morgan Investment Management Inc. (“JPMIM”) and JPMorgan Distribution Services, Inc. (“JPMDS” or the “Distributor”) have contractually agreed to waive fees and/or reimburse the expenses, as needed, in order to maintain the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses other than certain money market fund fees, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) of Class A, Class C, Class I and Class R5 Shares of the Acquiring Fund at the level in effect immediately prior to the Reorganization of the corresponding class of the Acquired Fund until October 31, 2018. There is no guarantee such waivers/reimbursements will be continued after October 31, 2018. The expenses of the Acquiring Fund’s classes may be higher than disclosed if the expense limitation expires after October 31, 2018.

Pro forma expense information is included for your reference in this Proxy Statement/Prospectus.

Q. Will I have to pay any sales load, commission, redemption fee, or other transactional fee in connection with the Reorganization?

A. No. The full value of shares of the Acquired Fund will be exchanged for shares of the Acquiring Fund without any sales load, commission, redemption fee, or other transactional fee being imposed. JPMIM and/or JPMDS will waive their fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset costs incurred by each Fund relating to the Reorganization, including any costs associated with the solicitation of proxies, printing and mailing of this Proxy Statement/Prospectus to current shareholders, and related legal and audit fees incurred by the Funds, but excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the Reorganization, which will be borne by the Funds. It is not anticipated that there will be material repositioning of either the Acquired Fund’s or the Acquiring Fund’s portfolios as a result of the Reorganization.

Q. Will I be subject to any federal income taxes as a result of the Reorganization?

A. The Reorganization transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming the Reorganization qualifies for such treatment, shareholders will not recognize a taxable gain or loss for federal income tax purposes as a result of the Reorganization. As a condition to the closing of the Reorganization, the Acquired Fund and Acquiring Fund will receive an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Such opinion will be subject to receipt of and based on certain representations from the Acquired Fund and the Acquiring Fund. Opinions of legal counsel are not binding on the Internal Revenue Service (“IRS”) or the courts. You should separately consider any state, local and other tax consequences in consultation with your tax advisor.

Q. What happens if the Reorganization Agreement is not approved?

A. If the Reorganization Agreement for the Acquired Fund is not approved by shareholders of the Acquired Fund, then the Acquired Fund will not be reorganized into the Acquiring Fund and the Board of Trustees of the Acquired Fund will consider what, if any, additional steps to take, which may include the continued operation of the Acquired Fund or the potential liquidation of the Acquired Fund.

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Reorganization Agreement, the form of which is attached to this Proxy Statement/Prospectus as Appendix B.

Proposed Reorganization

After considering the Reorganization, the Board of Trust I approved the Reorganization Agreement on June 21, 2017.

Subject to the approval of the shareholders of the Acquired Fund, the Reorganization Agreement provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the Acquired Fund followed immediately by the distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which each shareholder is entitled in complete liquidation of the Acquired Fund.

Effects on share classes of the Reorganization. If the Reorganization is approved by shareholders of the Acquired Fund, each holder of a class of shares of the Acquired Fund will receive, following the transfer, on a tax-free basis for federal income tax purposes, a number of full and fractional shares of the same class of shares of the Acquiring Fund that they held in the Acquired Fund immediately prior to the Reorganization. The aggregate net asset value of the shares of the Acquiring Fund received by the Acquired Fund shareholders will be equal in value to the aggregate net asset value of the shares of the Acquired Fund held by the Acquired Fund shareholders immediately before the transfer.

The Reorganization is scheduled to be effective after the close of business on October 27, 2017, or on another date as the parties may agree (“Closing Date”). As a result of the Reorganization, each shareholder of the Acquired Fund will become the owner of the number of full and fractional shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Acquired Fund shares as of the close of business on the Closing Date.

See “INFORMATION ABOUT THE REORGANIZATION” below. For more information about the characteristics of the classes of shares offered by the Funds see “SUMMARY — Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements” below, as well as “Investing with J.P. Morgan Funds” in Appendix C.

For the reasons set forth below under “INFORMATION ABOUT THE REORGANIZATION — Reasons for the Reorganization and Board Considerations,” the Board of Trust I, including all of the Trustees not deemed to be “interested persons” pursuant to Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has concluded that the Reorganization is in the best interests of the shareholders of the Acquired Fund, and that the interests of shareholders of the Acquired Fund will not be diluted as a result of the Reorganization and, therefore, has submitted the Reorganization Agreement for approval to the shareholders of the Acquired Fund. The Board recommends that shareholders of the Acquired Fund vote “FOR” the proposed Reorganization Agreement effecting the Reorganization.

For the Acquired Fund, approval of the Reorganization Agreement will require, if a quorum is present at the Meeting, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund, which is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund. A majority of the outstanding shares entitled to vote constitutes a quorum for the Meeting. Shareholders of the Acquired Fund are entitled to one vote for each dollar of net asset value represented by such shareholders’ shares as of the Record Date (as defined below) and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any. Shares of all classes of the Acquired Fund vote together as a single class. See “VOTING INFORMATION” below.

Prior to the closing of the Reorganization, the Acquired Fund will declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to the Acquired Fund’s shareholders all of its investment company taxable income and net realized capital gains, if any, through the Reorganization date. These distributions may be taxable to the Acquired Fund’s shareholders.

As a condition to the closing of the Reorganization, the Acquired Fund and Acquiring Fund will have received from Dechert LLP an opinion of legal counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. Accordingly, no gain or loss will be recognized by the Acquired Fund or the shareholders of the Acquired Fund as a result of the Reorganization, and the aggregate tax basis of the Acquiring Fund shares received by each Acquired Fund shareholder will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefore. For more information about the federal income tax consequences of the Reorganization see “INFORMATION ABOUT THE REORGANIZATION — Federal Income Tax Consequences” below.

Effect of the Proposed Reorganization on the Acquired Fund

If shareholders of the Acquired Fund approve the Reorganization Agreement, shareholders of the Acquired Fund who remain in the Fund on the Closing Date will become shareholders of a class of the Acquiring Fund on or about October 27, 2017, immediately after the closing of the Reorganization. Please note that both Trust I and Trust II are Delaware statutory trusts and have substantially similar organizational documents. Therefore, shareholders of the Acquired Fund will experience no change with respect to quorum requirements, powers of Trustees, and shareholder liability, among other organizational and governance matters. Shareholders should refer to the provisions of the governing documents of Trust I and Trust II and the relevant state law for a more thorough comparison.

Comparison of Investment Objectives and Main Investment Strategies

This section will help you compare the investment objectives and main investment strategies of the Acquired Fund and the Acquiring Fund.

Please be aware that this is only a brief discussion. For more information about the Funds’ investment objectives, investment strategies and principal risks, please see “COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND PRINCIPAL RISKS OF INVESTING IN THE FUNDS,” beginning on page 10. More information about the Acquiring Fund’s investment strategies and risks can also be found in “ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S INVESTMENT STRATEGIES AND RISKS” beginning on page 16.

The investment objective of the Acquired Fund is to seek long-term capital growth. The investment objective of the Acquiring Fund is to seek long-term capital appreciation. The investment objective of the Acquiring Fund is fundamental, which means it cannot be changed without the approval of shareholders. However, the investment objective of the Acquired Fund is non-fundamental, which means it can be changed by the Board without the vote of shareholders.

The investment strategies and investment process for the two Funds are similar, except that the Acquired Fund is a non-diversified fund, which means that the Acquired Fund may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would, and the Acquiring Fund is a diversified fund. The Acquired Fund may also invest up to 20% of its total assets in foreign securities, including depositary receipts, while investments in foreign securities are not a main investment strategy for the Acquiring Fund. Accordingly, the Acquired Fund may have a greater exposure to foreign securities than the Acquiring Fund.

Comparison of Fees and Expenses

Although operating expenses vary between the Funds and distribution and service fees differ among share classes, JPMIM and JPMDS have contractually agreed to waive their fees and/or reimburse the expenses of the Acquiring

Fund, as needed, in order to maintain the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) of each class of shares of the Acquiring Fund at the level in effect immediately prior to the Reorganization of the corresponding class of the Acquired Fund. These contractual fee waivers and/or reimbursements will stay in effect until October 31, 2018. There is no guarantee that such waivers and/or reimbursements will be continued after October 31, 2018. The expenses of the Acquiring Fund’s classes may be higher than disclosed if the expense limitation expires after October 31, 2018.

The investment advisory fee for the Acquiring Fund of 0.50% is lower than the investment advisory fee for the Acquired Fund of 0.60%.

The Annual Fund Operating Expenses tables and Example tables shown below (i) compare the current fees and expenses of each Fund based on the fees and expenses incurred during the twelve-month period ended December 31, 2016 and (ii) show the estimated fees and expenses for each class of shares of the combined fund, on a pro forma basis, as if the Reorganization occurred on December 31, 2016.

  Class A

SHAREHOLDER FEES (Fees paid directly from your investment)	JPMorgan Dynamic Growth Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Growth Fund (Pro Forma Combined)
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	5.25%	5.25%	5.25%
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	NONE (under $1 million)	NONE (under $1 million)	NONE (under $1 million)
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Dynamic Growth Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Growth Fund (Pro Forma Combined)
Management Fees	0.60%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.40%	0.36%	0.36%
Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.15%*	0.11%*	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.26%	1.12%	1.12%
Fee Waivers and Expense Reimbursements	(0.10)%[1]	(0.06)%[2]	(0.06)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	1.16%[1]	1.06%[2]	1.06%[3],4

  Class C

SHAREHOLDER FEES (Fees paid directly from your investment)	JPMorgan Dynamic Growth Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Growth Fund (Pro Forma Combined)
Maximum Sales Charge (Load) Imposed on Purchases, as % of the Offering Price	NONE	NONE	NONE
Maximum Deferred Sales Charge (Load), as % of Original Cost of the Shares	1.00%**	1.00%**	1.00%**
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Dynamic Growth Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Growth Fund (Pro Forma Combined)
Management Fees	0.60%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	0.75%	0.75%	0.75%
Other Expenses	0.40%	0.36%	0.36%
Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.15%*	0.11%*	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.76%	1.62%	1.62%
Fee Waivers and Expense Reimbursements	(0.10)%[1]	(0.06)%[2]	(0.06)%[3]
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	1.66%[1]	1.56%[2]	1.56%[3],4

  Class I***

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Dynamic Growth Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Growth Fund (Pro Forma Combined)
Management Fees	0.60%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	NONE	NONE	NONE
Other Expenses	0.40%	0.35%	0.35%
Service Fees	0.25%	0.25%	0.25%
Remainder of Other Expenses	0.15%*	0.10%*	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.01%	0.86%	0.86%
Fee Waivers and Expense Reimbursements	(0.10)%[1]	NONE	NONE
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.91%[1]	0.86%[2]	0.86%[3],4

  Class R5

ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)	JPMorgan Dynamic Growth Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Growth Fund (Pro Forma Combined)
Management Fees	0.60%	0.50%	0.50%
Distribution (Rule 12b-1) Fees	NONE	NONE	NONE
Other Expenses	0.24%	0.20%	0.20%
Service Fees****	0.10%	0.10%	0.10%
Remainder of Other Expenses	0.14%*	0.10%*	0.10%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.85%	0.71%	0.71%
Fee Waivers and Expense Reimbursements	(0.14)%[1]	NONE	NONE
Total Annual Fund Operating Expenses After Fee Waivers and Reimbursements	0.71%[1]	0.71%[2]	0.71%[3],4

*

“Remainder of Other Expenses” have been calculated based on the actual other expense incurred, except that these expenses have been adjusted to reflect the contractual combination of sub-transfer expenses into “Service Fees” effective 4/3/17.

**	The contingent deferred sales charge is charged on redemptions made within 12 months after purchase.

***	You may be required to pay a commission to your Financial Intermediary for purchases of Class I Shares. Such commissions are not reflected in the tables or the examples below.

****	“Service Fees” have been adjusted to reflect the contractual increase in this fee from 0.05% to 0.10% effective 4/3/17.

[1]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.15%, 1.65%, 0.90% and 0.70% of the average daily net assets of Class A, Class C, Class I and Class R5 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them

[2]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.05%, 1.55%, 0.90% and 0.70% of the average daily net assets of Class A, Class C, Class I and Class R5 Shares, respectively. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 10/31/17, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

[3]

The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed 1.05%, 1.55%, 0.90% and 0.70% of the average daily net assets of Class A, Class C, Class I and Class R5 Shares, respectively, after the Reorganization. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers will be in effect through 10/31/18, at which time the adviser and/or its affiliates will determine whether to renew or revise them. In addition, as described in this Proxy Statement/Prospectus, JPMIM and JPMDS have contractually agreed to waive fees and/or reimburse expenses to prevent Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) for each class of shares of the Acquiring Fund post-Reorganization from exceeding the expense level of the corresponding Acquired Fund class of shares in effect prior to the Reorganization. This waiver will stay in effect through 10/31/18.

[4]

Effective November 1, 2017, the Acquiring Fund’s adviser and/or its affiliates will contractually agree to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses of each of its classes as described below (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, and extraordinary expenses) exceed the percentages of the class’ average daily net assets as listed below (“New Contractual Expense Cap”). The New Contractual Expense Caps for the Acquiring Fund will be 0.94% for Class A Shares, 1.44% for Class C Shares, 0.69% for Class I Shares and 0.54% for Class R5 Shares. The Acquiring Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Acquiring Fund’s adviser, shareholder servicing agent and/or administrator will also contractually agree to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers will be in effect through 10/31/19, at which time the adviser and/or its affiliates will determine whether to renew or revise them.

Example

This Example is intended to help you compare the cost of investing in the Acquired Fund, the Acquiring Fund and the combined Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Funds for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through October 31, 2018 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.

If You Sell Your Shares, Your Costs Would Be:

	JPMorgan Dynamic Growth Fund				JPMorgan Large Cap Growth Fund				JPMorgan Large Cap Growth Fund (Pro Forma Combined)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A ($)	637	894	1,171	1,959	627	857	1,104	1,812	627	857	1,104	1,812
Class C ($)	269	544	945	2,065	259	505	876	1,917	259	505	876	1,917
Class I ($)	93	312	548	1,227	88	274	477	1,061	88	274	477	1,061
Class R5 ($)	73	257	458	1,036	73	227	395	883	73	227	395	883

If You Do Not Sell Your Shares, Your Costs Would Be:

	JPMorgan Dynamic Growth Fund				JPMorgan Large Cap Growth Fund				JPMorgan Large Cap Growth Fund (Pro Forma Combined)
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A ($)	637	894	1,171	1,959	627	857	1,104	1,812	627	857	1,104	1,812
Class C ($)	169	544	945	2,065	159	505	876	1,917	159	505	876	1,917
Class I ($)	93	312	548	1,227	88	274	477	1,061	88	274	477	1,061
Class R5 ($)	73	257	458	1,036	73	227	395	883	73	227	395	883

Comparison of Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect each Fund’s performance. During each Fund’s most recent fiscal year ended June 30, 2016 and the six-month period ended December 31, 2016, the Acquired Fund’s portfolio turnover rates were 61% and 29% (not annualized), respectively, of the average value of its portfolio and the Acquiring Fund’s portfolio turnover rates were 43% and 16% (not annualized), respectively, of the average value of its portfolio.

Comparison of Sales Load, Distribution and Shareholder Servicing Arrangements

The distribution and shareholder servicing arrangements for each class of the Acquired Fund are identical to those of the corresponding class of the Acquiring Fund that will be received in the Reorganization. There will be no sales loads imposed with respect to the shareholders of the Acquired Fund receiving shares of the Acquiring Fund in connection with the Reorganization. For more information about the Acquiring Fund, please see “Investing with J.P. Morgan Funds” in Appendix C to this Proxy Statement/Prospectus.

Comparison of Purchase, Redemption and Exchange Policies and Procedures

The procedures for making purchases, redemptions and exchanges of the Acquired Fund are identical to those of the Acquiring Fund. Please see “Investing with J.P. Morgan Funds” in Appendix C to this Proxy Statement/Prospectus.

Purchase and Sale of Fund Shares

The following is a summary of certain information relating to the purchase and sale of Fund shares.

Purchase Minimums

For Class A and Class C Shares
To establish an account	$1,000
To add to an account	$50

For Class I Shares
To establish an account	$1,000,000
To add to an account	No minimum levels

For Class R5 Shares
To establish an account	No minimum levels
To add to an account	No minimum levels

In general, you may purchase or redeem shares on any business day:

•	Through your Financial Intermediary

•	By writing to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528

•	After you open an account, by calling J.P. Morgan Funds Services at 1-800-480-4111

Please see “Investing with J.P. Morgan Funds” in Appendix C to this Proxy Statement/Prospectus for more information.

COMPARISON OF INVESTMENT OBJECTIVES, STRATEGIES AND

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

The following discussion comparing the investment objectives, strategies and principal risks of the Acquired Fund and the Acquiring Fund is based upon and qualified in its entirety by the respective investment objectives, strategies and principal risks sections of the prospectuses of the Acquired Fund and Acquiring Fund, dated November 1, 2016, as supplemented. Information about additional strategies and risks that apply to the Acquiring Fund is also found below.

	Acquired Fund	Acquiring Fund
Investment Objective	The Fund seeks long-term capital growth. The Fund’s investment objective is not fundamental and can be changed without the consent of a majority of the outstanding shares of the Fund	The Fund seeks long-term capital appreciation. The investment objective is fundamental and cannot be changed without the consent of a majority of the outstanding shares of the Fund.
Main Investment Strategy

Under normal circumstances, the Fund invests in a focused portfolio of equity securities of large capitalization companies. Large cap companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of the reconstitution of the Russell 1000 Growth Index on June 23, 2017, the market capitalizations of the companies in the index ranged from $2.1 billion to $760.3 billion. Typically, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth. Although the Fund will invest primarily in equity securities of U.S. companies, it may invest up to 20% of its total assets in foreign securities, including depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depository receipt trades on a stock exchange in a country different from the company’s local market.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Under normal circumstances, at least 80% of the Fund’s Assets will be invested in the equity securities of large, well-established companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Large, well-established companies are companies with market capitalizations equal to those within the universe of the Russell 1000® Growth Index at the time of purchase. As of the reconstitution of the Russell 1000 Growth Index on June 23, 2017, the market capitalizations of the companies in the index ranged from $2.1 billion to $760.3 billion. Typically, in implementing its strategy, the Fund invests in common stocks of companies with a history of above-average growth or companies expected to enter periods of above-average growth.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. To the extent the Fund uses derivatives, the Fund will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

	Acquired Fund	Acquiring Fund

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. In implementing this policy, the Fund will typically hold less than 50 securities in its portfolio.

Investment Process

The Fund’s adviser will utilize a combination of qualitative analysis and quantitative metrics in order to seek to achieve target returns which are higher than the Fund’s benchmark while attempting to maintain a moderate risk profile. In managing the Fund, the adviser employs a process that combines research, valuation and stock selection to identify companies that have a history of above-average growth or which the adviser believes will achieve above-average growth in the future. The adviser looks for companies with leading competitive positions, predictable and durable business models and management that can achieve sustained growth.

The adviser may sell a security for several reasons. The adviser may sell a security due to a change in the company’s fundamentals or a change in the original reason for purchase of an investment, or if the adviser no longer considers the security to be reasonably valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity

In managing the Fund, the adviser employs a fundamental bottom-up approach (focusing on the characteristics of individual securities) that seeks to identify companies with positive price momentum and attractive fundamentals. The adviser seeks structural disconnects which allow businesses to exceed market expectations. These disconnects may result from: demographic/cultural changes, technological advancements and/or regulatory changes. The adviser seeks to identify long-term imbalances in supply and demand of goods and/or services within industries.

The adviser may sell a security for several reasons. A security may be sold due to a change in the original investment thesis, if market expectations exceed the company’s potential to deliver and/or due to balance sheet deterioration. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity

Portfolio Managers

The Funds have the same lead portfolio manager. The Acquired Fund’s portfolio management team is led by Giri Devulapally, Managing Director of JPMIM and a CFA charterholder, and Joseph Wilson, Executive Director of JPMIM. The Acquiring Fund’s portfolio management team is led by Mr. Devulapally. Mr. Devulapally has been a portfolio manager in the JPMorgan U.S. Equity Group since 2003 when he joined JPMIM. Mr. Wilson, an employee since 2014 and portfolio manager since 2016, is a research analyst within the U.S. Equity group.

Principal Risks of Investing in the Funds

Principal Risks	Acquired Fund	Acquiring Fund

◾     Equity Market Risk

◾     General Market Risk

◾     Growth Investing Risk

◾     Large Cap Company Risk

◾     Derivative Risk

◾     Industry and Sector Focus Risk

◾     Transactions Risk

◾     Foreign Securities Risk

◾     Non-Diversified Fund Risk

◾ Equity Market Risk ◾ General Market Risk ◾ Growth Investing Risk ◾ Large Cap Company Risk ◾ Derivative Risk ◾ Industry and Sector Focus Risk ◾ Transactions Risk

Below is a description of the principal risks identified in the “Principal Risks” section above.

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. When the value of the Fund’s securities goes down, your investment in the Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Growth Investing Risk. Because growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks, growth stocks may also trade at higher multiples of current earnings, compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value.

Large Cap Company Risk. Because the Fund invests principally in large cap company securities, it may underperform other funds during periods when the Fund’s securities are out of favor.

Derivative Risk. Derivatives, including futures, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests by shareholders. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would

Foreign Securities Risk. Investments in foreign issuers are subject to additional risks including political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, sanctions or other measures by the United States or other governments, expropriation and nationalization risks, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

Non-Diversified Fund Risk. Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results among those issuing the securities.

Investment Policies

In addition to the investment objectives and strategies described above, each Fund has adopted certain fundamental and non-fundamental investment policies. Fundamental investment policies may be changed only by a vote of a Fund’s shareholders, while non-fundamental policies may be changed without a shareholder vote by a vote of a Fund’s Board. The fundamental and non-fundamental investment policies of the Acquired Fund and the Acquiring Fund are not materially different, except that the Acquired Fund operates as a non-diversified fund.

Fundamental Investment Policies

The Acquired Fund:	The Acquiring Fund:

Borrowing Money

May not borrow money, except to the extent permitted under the 1940 Act or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time or as permitted by order or interpretation of the SEC.

May not borrow money, except to the extent permitted under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Making Loans
May make loans to other persons, in accordance with the Fund’s investment objective and policies and to the extent permitted by applicable law.

May not make loans, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; (iii) engage in securities lending as described in the Prospectus and the Statement of Additional Information; and (iv) make loans to the extent permitted by an order issued by the SEC.

Industry Concentration

May not purchase the securities of any issuer if as a result more than 25% of the Fund’s total assets would be invested in securities of one or more issuers whose principal business activities are in the same industry, except as permitted by the SEC. This restriction does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities.

May not purchase any securities that would cause more than 25% of the total assets of a Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (i) this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation (i) utilities will be divided according to their services (for example, gas, gas transmission, electric and telephone will each be considered a separate industry); and (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents.

Commodities

May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

May not purchase physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act, or operate as a commodity pool, in each case as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Purchasing or Selling Real Estate

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in securities issued by companies in an industry or group of industries in the real estate sector.

May not purchase or sell real estate (however, each Fund may, to the extent appropriate to its investment objective, purchase securities secured by real estate or interests therein or securities issued by companies investing in real estate or interests therein).

Issuing Senior Securities
May not issue senior securities (as defined in the 1940 Act) except with respect to any permissible borrowings.	May not issue senior securities except with respect to any permissible borrowings.

Underwriting Securities
May not underwrite securities of other issuers, except to the extent that the Fund may be deemed an underwriter under certain securities laws in the disposition of “restricted securities.”	May not underwrite the securities of other issuers except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities.”

Diversification
Operates as a non-diversified company under the 1940 Act.

May not purchase securities of any issuer if such purchase would not be consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act, or the rules or regulations thereunder, as such statute, rules or regulations may be amended from time to time.

Purchasing or Selling Oil, Gas or Mineral Exploration Programs
N/A

May not purchase participation or other direct interests in oil, gas or mineral exploration or development programs (although investments by all Funds in marketable securities of companies engaged in such activities are not hereby precluded).

Securities of Other Investment Companies

As a matter of fundamental policy, notwithstanding any other investment policy, the Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund

May not purchase securities of other investment companies except as permitted by the 1940 Act and rules, regulations and applicable exemptive relief thereunder.

Purchasing Securities on Margin and Short Sales
N/A	May not purchase securities on margin or sell securities short except, for use of short-term credit necessary for clearance of purchases of portfolio securities.

Non-Fundamental Investment Policies

The Acquired Fund:	The Acquiring Fund:

Illiquid Securities

May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund’s net assets would be in investments which are illiquid.

May not invest in illiquid securities in an amount exceeding, in the aggregate 15% of the Fund’s net assets. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business without a loss, and includes repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists.

Securities of Other Investment Companies

May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

May not acquire the securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND’S

INVESTMENT STRATEGIES AND RISKS

Investment Strategies

Although not a main strategy, the Fund’s investment in equity securities may also include:

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock

•	equity securities purchased in initial public offerings

•	master limited partnerships

All of these securities may be included as equity securities for the purpose of calculating the Fund’s 80% policy.

The main investment strategies for the Fund may also include:

•

derivatives, including futures contracts, options and swaps. In connection with its main investment strategies, the Fund may use futures to more effectively gain targeted equity exposure from its cash position. The Fund is also permitted to use derivatives such as futures, options and swaps in order to hedge various investments, for risk management and to opportunistically enhance the Fund’s returns. Under certain market conditions, the Fund’s use of derivatives for cash management or other investment management purposes could be significant.

Although not main strategies, the Fund may also utilize the following, some of which may be equity securities:

•	real estate investment trusts (REITs), which are pooled vehicles that invest primarily in income-producing real estate or loans related to real estate

•	foreign securities, often in the form of depositary receipts

•	other investment companies

•

exchange-traded funds (ETFs), which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. Ordinarily, the Fund must limit its investments in a single non-affiliated ETF to 5% of its total assets and in all non-affiliated ETFs to 10% of its total assets. The Securities and Exchange Commission has issued exemptive orders to many ETFs that allow any fund investing in such ETFs to disregard these 5% and 10% limitations, subject to certain conditions. If the Fund invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940 are not subject to these percentage limitations. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.

•	affiliated money market funds

•	securities lending

The Fund will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy.

The frequency with which the Fund buys and sells securities will vary from year to year, depending on market conditions.

FUNDAMENTAL INVESTMENT OBJECTIVE. An investment objective is fundamental if it cannot be changed without the consent of a majority of the outstanding shares of the Fund. The investment objective for the Fund is fundamental.

Investment Risks

There can be no assurance that the Fund will achieve its investment objective.

Main Risks

Equity Market Risk. The price of equity securities may rise or fall because of changes in the broad market or changes in a company’s financial condition, sometimes rapidly or unpredictably. These price movements may result from factors affecting individual companies, sectors or industries selected for the Fund’s portfolio or the securities market as a whole, such as changes in economic or political conditions. Equity securities are subject to “stock market risk” meaning that stock prices in general (or in particular, the prices of the types of securities in which the Fund invests) may decline over short or extended periods of time. When the value of the Fund’s securities goes down, your investment in that Fund decreases in value.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform securities in comparison to general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation, interest rates, global demand for particular products or resources, natural disasters or events, terrorism, regulatory events and government controls.

Growth Investing Risk. Growth investing attempts to identify companies that the adviser believes will experience rapid earnings growth relative to value or other types of stocks. The value of these stocks generally is much more sensitive to current or expected earnings than stocks of other types of companies. Short-term events, such as a failure to meet industry earnings expectations, can cause dramatic decreases in the growth stock price compared to other types of stock. Growth stocks may also trade at higher multiples of current earnings compared to value or other stocks, leading to inflated prices and thus potentially greater declines in value. The Fund’s performance may be better or worse than the performance of equity funds that focus on value stocks or that have a broader investment style.

Large Cap Company Risk. If the Fund invests in large cap company securities, it may underperform other funds during periods when the Fund’s large cap securities are out of favor.

Industry and Sector Focus Risk. At times the Fund may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

Transactions Risk. The Fund could experience a loss when selling securities to meet redemption requests by shareholders and its liquidity may be negatively impacted. The risk of loss increases if the redemption requests are large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. Large redemptions also could accelerate the realization of capital gains, increase a Fund’s transaction costs and impact the Fund’s performance.

Derivatives Risk. The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund and the cost of such strategies may reduce the Fund’s returns. Derivatives also expose the Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including the credit risk of the derivative counterparty. In addition, the Fund may use derivatives for non-hedging purposes, which increases the Fund’s potential for loss. Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect on the value of the Fund’s portfolio securities. Registered investment companies are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide asset coverage for derivative transactions.

The possible lack of a liquid secondary market for derivatives and the resulting inability of a Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

The Fund’s transactions in futures contracts, swaps and other derivatives could also affect the amount, timing and character of distributions to shareholders which may result in the Fund realizing more short- term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the Fund’s after-tax return.

Additional Risks

Foreign Securities and Emerging Market Risk. To the extent the Fund invests in foreign securities (including depositary receipts), these investments are subject to special risks in addition to those of U.S. investments. These risks include political and economic risks, greater volatility, civil conflicts and war, currency fluctuations, expropriation and nationalization risks, sanctions or other measures by the United States or other governments, higher transaction costs, delayed settlement, possible foreign controls on investment, and less stringent investor protection and disclosure standards of foreign markets. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. If foreign securities are denominated and traded in a foreign currency, the value of the Fund’s foreign holdings can be affected by currency exchange rates and exchange control regulations. In certain markets where securities and other instruments are not traded “delivery versus payment,” the Fund may not receive timely payment for securities or other instruments it has delivered or receive delivery of securities paid for and may be subject to increased risk that the counterparty will fail to make payments or delivery when due or default completely. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.

The Fund may invest in securities in “emerging markets,” but these are not principal investments for the Fund. The risks associated with foreign securities are magnified in countries in “emerging markets.” These countries may have relatively unstable governments and less-established market economies than developed countries. Emerging markets may face greater social, economic, regulatory and political uncertainties. These risks make emerging market securities more volatile and less liquid than securities issued in more developed countries and you may sustain sudden, and sometimes substantial fluctuations in the value of your investments. The Fund’s investments in foreign and emerging market securities may also be subject to foreign withholding and/or other taxes, which would decrease the Fund’s yield on those securities.

Real Estate Securities Risk. The value of real estate securities in general, and REITs in particular, are subject to the same risks as direct investments in real estate and mortgages which include, but are not limited to, sensitivity to changes in real estate values and property taxes, interest rate risk, tax and regulatory risk, fluctuations in rent schedules and operating expenses, adverse changes in local, regional or general economic conditions, deterioration of the real estate market and the financial circumstances of tenants and sellers, unfavorable changes in zoning, building, environmental and other laws, the need for unanticipated renovations, unexpected increases in the cost of energy and environmental factors. The underlying mortgage loans may be subject to the risks of default or of prepayments that occur earlier or later than expected, and such loans may also include so-called “sub-prime” mortgages. The value of REITs will also rise and fall in response to the management skill and creditworthiness of the issuer. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund.

Securities Lending Risk. The Fund may engage in securities lending. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Exchange-Traded Fund (ETF) and Investment Company Risk. The Fund may invest in shares of other investment companies and ETFs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company or ETF when the Fund invests in shares of another investment company or ETF. The price movement of an index-based ETF may not track the underlying index and may result in a loss. ETFs and closed-end investment companies may trade at a price below their net asset value (also known as a discount).

Convertible Securities Risk. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities, although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Initial Public Offering (IPO) Risk. IPO securities have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile and their purchase may involve high transaction costs. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of purchasers to which IPO securities are allocated increases, the number of securities issued to the Fund may decrease. The performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

MLP Risk. The Fund may invest in master limited partnerships (MLPs) whose ownership interests are publicly traded and that primarily derive their income from, among other industries, the mining, production, transportation or processing of minerals or natural resources, although they may also finance entertainment, research and development, real estate and other projects. Investments held by an MLP may be relatively illiquid, limiting the MLP’s ability to vary its portfolio promptly in response to changes in economic or other conditions. In addition, MLPs may have limited financial resources, their securities may trade infrequently and in limited volume and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The risks of investing in an MLP are generally those inherent in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Additional risks involved with investing in an MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Preferred Stock Risk. Preferred stock generally has a preference as to dividends and liquidations over an issuer’s common stock but ranks junior to debt securities in an issuer’s capital structure. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks generally is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock also may be subject to optional or mandatory redemption provisions.

Volcker Rule Risk. Pursuant to section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and certain rules promulgated thereunder known as the Volcker Rule, if the adviser and/or its affiliates own 25% or more of the outstanding ownership interests of the Fund after the permitted seeding period from the implementation of the Fund’s investment strategy, the Fund could be subject to restrictions on trading that would adversely impact the Fund’s ability to execute its investment strategy. Generally, the permitted seeding period is three years from the implementation of the Fund’s investment strategy. As a result, the adviser and/or its affiliates may be required to reduce their ownership interests in the Fund at a time that is sooner than would otherwise be desirable, which may result in the Fund’s liquidation or, if the Fund is able to continue operating, may result in losses, increased transaction costs and adverse tax consequences as a result of the sale of portfolio securities.

Temporary Defensive Purposes and Cash Positions. For liquidity and to respond to unusual market conditions, the Fund may invest all or most of its total assets in cash and cash equivalents for temporary defensive purposes. These investments may result in a lower yield than lower-quality or longer-term investments.

Cash equivalents are highly liquid, high-quality instruments with maturities of three months or less on the date they are purchased. They include securities issued by the U.S. government, its agencies and instrumentalities, repurchase agreements (other than equity repurchase agreements), certificates of deposit, bankers’ acceptances, commercial paper (rated in one of the two highest rating categories), variable rate master demand notes, money market mutual funds and bank money market deposit accounts.

While the Fund is engaged in a temporary defensive position, it may not meet its investment objective. These investments may also be inconsistent with the Fund’s main investment strategies. Therefore, the Fund will pursue a temporary defensive position only when the adviser determines that market conditions warrant.

INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The following summary of the Reorganization Agreement is qualified in its entirety by reference to the form of Agreement and Plan of Reorganization by and between Trust I, on behalf of the Acquired Fund, and Trust II, on behalf of the Acquiring Fund, attached to this Proxy Statement/Prospectus as Appendix B. The Reorganization Agreement provides that the Acquiring Fund will acquire all of the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund. Subject to the satisfaction of the conditions in the Reorganization Agreement, which are summarized below, the Reorganization transaction is scheduled to occur after the close of business on the Closing Date.

The number of full and fractional shares of the Acquiring Fund you will receive in the Reorganization will be equal in aggregate net asset value to the aggregate net asset value of your shares in the Acquired Fund as of the close of business of the NYSE, usually 4:00 p.m., Eastern Time, on the Closing Date on a class-by-class basis. The Acquiring Fund and the Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE. The net asset value per share of each Fund will be determined by dividing its assets, less liabilities, by the total number of its outstanding shares on a class-by-class basis. The method of valuation employed will be in accordance with the valuation procedures of the Acquiring Fund (which are identical to those of the Acquired Fund), and are described in the Acquiring Fund’s prospectuses and SAI. As promptly as practicable after the Closing Date, the Acquired Fund will liquidate and distribute pro rata to its shareholders of record as of the close of business on the Closing Date the shares of the Acquiring Fund received by the Acquired Fund in the Reorganization for each class of shares.

The Acquired Fund will accomplish the liquidation and distribution with respect to each class of its shares by the transfer of the Acquiring Fund shares then credited to the account of the Acquired Fund onto the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund’s shareholders. The aggregate net asset value of Acquiring Fund shares to be credited to Acquired Fund shareholders will be equal to the aggregate net asset value of the shares of beneficial interest of the Acquired Fund of the corresponding class owned by Acquired Fund shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates in connection with such exchange.

After such distribution, the Acquired Fund will take all necessary steps under Delaware law, its Declaration of Trust and any other applicable law to effect a complete termination of the Acquired Fund.

The Board of Trust II with respect to the Acquiring Fund and the Board of Trust I with respect to the Acquired Fund have each determined in regard to the respective Fund that participation in the Reorganization is in the best interests of the Fund and that the interests of the shareholders of the Fund will not be diluted as a result of the Reorganization. JPMIM and JPMDS will waive their fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset the costs incurred by each Fund relating to the Reorganization, including the costs associated with the solicitation of proxies, but excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets incurred in connection with the Reorganization, which will be borne by the Funds.

The Reorganization Agreement may be terminated and the Reorganization may be abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Acquired Fund, if circumstances should develop that, in the applicable Board of Trustees’ opinion, make proceeding with the Reorganization inadvisable, such as when the Board of Trustees determines that the Reorganization is no longer in the best interests of either Fund and its shareholders. The Reorganization Agreement provides that the Funds may waive compliance with any of the covenants or conditions made therein for the benefit of any Funds, other than the requirements that: (i) the Reorganization Agreement be approved by shareholders of the Acquired Fund; and (ii) the Acquiring Fund and the Acquired Fund receive an opinion from Dechert LLP that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Approval of the Reorganization Agreement by and for the Acquired Fund will require the affirmative vote of a majority of the outstanding shares of the Acquired Fund, as described below. See “VOTING INFORMATION” below.

Shareholders of record of the Acquired Fund as of the Closing Date will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued and will have no pre-emptive or conversion rights.

Description of the Acquiring Fund’s Shares

Full and fractional shares of the Class A, Class C, Class I and Class R5 Shares of the Acquiring Fund, as applicable, will be issued to the Acquired Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The Acquiring Fund does not issue share certificates. The shares of the Acquiring Fund will be issued to Acquired Fund shareholders and recorded on the shareholder records of the transfer agent. Additional information about the difference between classes is provided below in “Investing with J.P. Morgan Funds” attached as Appendix C to this Proxy Statement/Prospectus.

Reasons for the Reorganization and Board Considerations

As noted above, the proposed Reorganization was presented for consideration to the Board of Trustees of Trust I and the Board of Trustees of Trust II (the “Boards”) and was approved by the Boards at a meeting on June 21, 2017.

Following presentations by JPMIM, after careful consideration and deliberation, the Boards, including all of the Independent Trustees, determined that (i) the proposed Reorganization is in the best interests of the affected Fund that the respective Board oversees, and (ii) the proposed Reorganization will not result in the dilution of the interests of either Fund’s shareholders.

In recommending that shareholders approve the Reorganization, the Boards considered a number of factors, including the following:

•	the elimination of overlapping or similar product offerings;

•	the similarity of the investment objectives, strategies, policies and restrictions of the Acquired Fund with those of the Acquiring Fund;

•	the similarity of the Acquired Fund’s and Acquiring Fund’s portfolio holdings, including individual securities;

•	the similarity of the portfolio management team, including the same lead portfolio manager for the Acquired Fund and the Acquiring Fund;

•	the investment performance of the Acquiring Fund as compared with that of the Acquired Fund;

•	the relative size of the Acquiring and Acquired Funds;

•	the effect the Reorganization is estimated to have on annual fund operating expenses, shareholder fees and expenses of the combined Acquiring Fund;

•	the expense ratios of each share class of the Acquiring Fund both currently and on a pro forma basis as compared to the expense ratios of each share class of the Acquired Fund;

•	the direct and indirect federal income tax consequences of the Reorganization, including the fact that capital loss carryforwards (“CLCFs”) are not expected to be available;

•

JPMIM and JPMDS will waive their fees and/or reimburse expenses of the Funds, as needed, in an amount sufficient to offset the costs incurred by the Funds relating to the Reorganization. These waivers and reimbursements will not include brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets in connection with the Reorganization; and

•	any potential dilutive factors of the Reorganization.

The Boards considered the potential consequences to shareholders of the Funds from the Reorganization. In their deliberations, each Trustee may have attributed different weights to the various factors, and no factor alone was considered determinative. The Trustees evaluated all information available to them, and their determinations were made separately with respect to the applicable Fund. The Trustees also took into account those interests of the Acquired Fund that were in common with those of the Acquiring Fund.

The Boards noted that there is a difference between the Acquired Fund’s investment objective and the Acquiring Fund’s investment objective. The investment objective of the Acquiring Fund is to seek long-term capital appreciation. The investment objective of the Acquired Fund is to seek long-term capital growth. The Boards also noted information in its Board materials indicating that the Funds have been managed by a similar portfolio management team and share the same lead portfolio manager. The Boards also noted that the Funds have similar investment policies and restrictions, except that the Acquired Fund operates as a non-diversified fund and has a more concentrated portfolio.

With respect to the Acquired Fund, its Board noted that the Fund is relatively small. The Boards also noted the relatively larger asset size of the Acquiring Fund.

The Board noted favorably that post-Reorganization, the Acquiring Fund may benefit from operational and administrative efficiencies and the spreading of fixed costs over a larger asset base. The Board also noted favorably that JPMIM and JPMDS have contractually agreed to waive its fees and/or reimburse the expenses of the Acquiring Fund, as needed, in order to assure that the total annual fund operating expenses after fee waivers and expense reimbursements for each class of shares of the Acquiring Fund is equal to or less than the total annual fund operating expenses after fee waivers and expense reimbursements (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses) in effect immediately prior to the Reorganization for the corresponding class of the Acquired Fund. These contractual fee waivers and/or reimbursements will continue in effect through October 31, 2018. There is no guarantee such waivers/reimbursements will be continued after October 31, 2018. The expenses of the Acquiring Fund’s classes may be higher than disclosed if the expense limitation expires after October 31, 2018. The Board also noted that JPMIM and/or JPMDS will waive fees or reimburse the Funds for the costs and expenses of the Reorganization, as needed, in an amount sufficient to offset the costs incurred by the Funds relating to the Reorganization (estimated to be approximately $200,000), including any costs associated with the solicitation of proxies, but excluding brokerage fees and brokerage expenses related to the disposition and acquisition of Fund assets associated with the Reorganization, which will be borne by the Funds and in turn will be borne by the shareholders. It is not anticipated that there will be material repositioning of either the Acquired Fund’s or the Acquiring Fund’s portfolios as a result of the Reorganization.

The Board also noted that the Acquiring Fund has a longer performance history than the Acquired, and that the Acquired Fund and the Acquiring Fund have had comparable investment results, as reflected in the tables in the “INFORMATION ABOUT MANAGEMENT OF THE FUNDS — Performance of the Funds” section of this Proxy Statement/Prospectus. They also considered that the Acquired Fund had slightly better absolute returns for the past eight calendar years, but that the Acquiring Fund had slightly better risk-adjusted returns over these periods.

The Board also noted that JPMIM represented that the services to be provided to the Acquiring Fund after the Reorganization will be materially the same as the services provided to the Acquired Fund prior to the Reorganization; in other words, no changes to the nature or quality of services are currently anticipated.

The Board also noted favorably that the Reorganization will be structured as a federal tax-free transaction for the Funds and their shareholders.

THE BOARD OF TRUST I, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION.

Federal Income Tax Consequences

The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization described in Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the Acquired Fund and Acquiring Fund will receive a legal opinion from Dechert LLP substantially to the effect that for federal income tax purposes:

    1) The transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code;

    2) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund;

    3) The basis in the hands of the Acquiring Fund of the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

    4) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset);

    5) No gain or loss will be recognized by the Acquired Fund upon the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) by the Acquired Fund of shares of the Acquiring Fund to the shareholders of the Acquired Fund in liquidation;

    6) The shareholders of the Acquired Fund will not recognize a gain or loss upon the exchange of their shares of the Acquired Fund solely for shares of the Acquiring Fund as part of the Reorganization;

    7) The aggregate basis of the shares of the Acquiring Fund that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate basis of their respective shares in the Acquired Fund exchanged therefore;

    8) The holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period for which it held the shares of the Acquired Fund exchanged therefore, provided that on the date of the exchange it held such shares of the Acquired Fund as capital assets.

The opinion will be based on certain factual certifications made by the Acquired Fund and the Acquiring Fund and will also be based on customary assumptions. It is possible that the IRS could disagree with counsel’s opinion. Opinions of counsel are not binding upon the IRS or the courts.

Counsel will express no view with respect to the effect of the Reorganization on any transferred assets as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that together with all previous distributions will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains (after reduction by any available CLCFs), if any, through the closing of the Reorganization date. Generally, these distributions will be taxable to shareholders.

In addition, since the shareholders of the Acquired Fund will receive shares of the Acquiring Fund, they will be allocated a proportionate share of any “built-in” (i.e., unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund.

The realized and unrealized gains and losses of each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization will determine the extent to which the combining Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization.

The impact of the rules described above will depend on the relative sizes of, and the losses and gains (both realized and unrealized) in, each of the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

This description of the federal income tax consequences of the Reorganization does not take into account shareholders’ particular facts and circumstances. Consult your own tax advisor about the effect of state, local, foreign, and other tax laws.

INFORMATION ABOUT MANAGEMENT OF THE FUNDS

Investment Adviser

J.P. Morgan Investment Management Inc. (“JPMIM”) is the investment adviser to each of the Funds and makes the day-to-day investment decisions for the Funds. JPMIM is located at 270 Park Avenue, New York, NY 10017. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan Chase”), a bank holding company. The Reorganization, therefore, will not result in a change in the Acquired Fund’s investment adviser.

During the twelve-month period ended June 30, 2016, JPMIM was paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

JPMorgan Dynamic Growth Fund	0.57%
JPMorgan Large Cap Growth Fund	0.50%

A discussion of the basis the J.P. Morgan Funds’ Board of Trustees used in reapproving the investment advisory agreement for each Fund is available in the Funds’ semi-annual report for the fiscal period ended December 31, 2016.

Additional Compensation to Financial Intermediaries

JPMIM, JPMDS and, from time to time, other affiliates of JPMorgan Chase may also, at their own expense and out of their own legitimate profits, provide additional cash payments to Financial Intermediaries whose customers invest in shares of the J.P. Morgan Funds. For this purpose, Financial Intermediaries include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with JPMDS. These additional cash payments are payments over and above any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency and/or networking fees that are paid to such Financial Intermediaries, as described elsewhere in this prospectus. These additional cash payments are generally made to Financial Intermediaries that provide shareholder, sub-transfer agency or administrative services or marketing support. Marketing support may include access to sales meetings, sales representatives and Financial Intermediary management representatives, inclusion of the J.P. Morgan Funds on a sales list, including a preferred or select sales list, or other sales programs and/or for training and educating a Financial Intermediary’s employees. These additional cash payments also may be made as an expense reimbursement in cases where the Financial Intermediary provides shareholder services to J.P. Morgan Fund shareholders. JPMIM and JPMDS may also pay cash compensation in the form of finders’ fees that vary depending on the J.P. Morgan Fund and the dollar amount of shares sold. Such additional compensation may provide such Financial Intermediaries with an incentive to favor sales of shares of the J.P. Morgan Funds over other investment options they make available to their customers.

Performance of the Funds

Following the Reorganization, the Acquiring Fund will be the accounting and performance survivor.

This section provides some indication of the risks of investing in the Funds. The bar chart shows how the performance of the Acquiring Fund’s Class I Shares has varied from year to year for the past ten calendar years and how the performance of the Acquired Fund’s Class I Shares has varied from year to year for the past eight calendar years. The tables show the average annual total returns for the past one year, five years and ten years for the Acquiring Fund and the past one year, five years and life of the Fund for the Acquired Fund. The tables compare that performance to the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index, an index based on the total returns of certain mutual funds within each Fund’s designated category as determined by Lipper. Unlike the other index, the Lipper index includes the expenses of the mutual funds included in the index. Subsequent to the inception of the Acquired Fund on November 30, 2007 until August 6, 2010, the Acquired Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Acquired Fund’s performance may have been impacted. Past performance (before and after taxes) is not necessarily an indication of how a Fund will perform in the future. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-480-4111.

JPMorgan Dynamic Growth Fund (Class I Shares)

Best Quarter	1st quarter, 2012	21.56%	Worst Quarter	4th quarter, 2008	-24.70%

The Fund’s year-to-date total return through 3/31/17 was 15.70%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 years	Life of Fund (since 11/30/07)
CLASS I SHARES
Return Before Taxes	0.36%	13.87%	6.80%
Return After Taxes on Distributions	0.08	13.66	6.69
Return After Taxes on Distributions and Sale of Fund Shares	0.45	11.14	5.47
CLASS A SHARES
Return Before Taxes	(5.13)	12.38	5.91
CLASS C SHARES
Return Before Taxes	(1.34)	13.03	6.00
CLASS R5 SHARES
Return Before Taxes	0.62	14.11	7.02
RUSSELL 1000 GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	7.08	14.50	7.84
LIPPER LARGE-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	0.54	12.96	5.81

After-tax returns are shown only for Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

JPMorgan Large Cap Growth Fund (Class I Shares)

Best Quarter	3rd quarter, 2010	17.35%	Worst Quarter	4th quarter, 2008	-21.53%

The Fund’s year-to-date total return through 3/31/17 was 14.81%.

AVERAGE ANNUAL TOTAL RETURNS (For periods ended December 31, 2016)
	Past 1 Year	Past 5 Years	Past 10 Years
CLASS I SHARES
Return Before Taxes	(2.04)%	11.69%	8.26%
Return After Taxes on Distributions	(4.12)	10.87	7.85
Return After Taxes on Distributions and Sale of Fund Shares	0.59	9.34	6.75
CLASS A SHARES
Return Before Taxes	(7.31)	10.32	7.46
CLASS C SHARES
Return Before Taxes	(3.66)	10.95	7.49
CLASS R5 SHARES
Return Before Taxes	(1.85)	11.92	8.42
RUSSELL 1000 GROWTH INDEX
(Reflects No Deduction for Fees, Expenses or Taxes)	7.08	14.50	8.33
LIPPER LARGE-CAP GROWTH FUNDS INDEX
(Reflects No Deduction for Taxes)	0.54	12.96	6.73

After-tax returns are shown only for Class I Shares and after-tax returns for the other classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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ADDITIONAL INFORMATION ABOUT

THE ACQUIRING FUND AND ACQUIRED FUND

Information about the Acquiring Fund and the Acquired Fund is included in (i) the prospectuses of each Fund, dated November 1, 2016, as supplemented; (ii) the SAI for each Fund, dated November 1, 2016, as supplemented; (iii) the Annual Report for each Fund for the twelve-month period ended June 30, 2016; and (iv) the Semi-Annual Report for each Fund for the six-month period ended December 31, 2016.

Copies of these documents related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling the relevant Fund at (800) 480-4111, by writing to the relevant Fund at J.P. Morgan Funds Services, PO Box 8528, Boston, MA 02266-8528, or (with the exception of this Proxy Statement/Prospectus) by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Trust I and Trust II are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information including proxy materials, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Room, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates, or on the EDGAR Database on the SEC’s website at http://www.sec.gov.

Financial Highlights for the Acquiring Fund

The financial highlights of the Acquiring Fund are provided below. The tables are intended to help you understand the Acquiring Fund’s financial performance for each share class for each of the past one through five fiscal years or periods, as applicable. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions). To the extent the Fund invests in other Funds, the Total Annual Operating Expenses included in the Fee Table will not correlate to the ratio of expenses to average net assets in the financial highlights below. The information in the financial highlights tables for the fiscal year ended June 30, 2016 and prior has been audited, with the exception of the six-month period ended December 31, 2016, by PricewaterhouseCoopers LLP, whose reports, along with the Acquiring Fund’s financial statements are included in the Acquiring Fund’s annual report, which is incorporated herein by reference.

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2016 (Unaudited)	$32.93	$(0.03)		$1.84	$1.81	$—	$(3.14)	$(3.14)
Year Ended June 30, 2016	36.82	(0.06)		(2.23)	(2.29)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.49	(0.10)		5.05	4.95	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.01	(0.10)		6.58	6.48	—	—	—
Year Ended June 30, 2013	23.64	0.08	(g)	2.37	2.45	(0.08)	—	(0.08)
Year Ended June 30, 2012	22.38	(0.06)		1.32	1.26	—	—	—

Class C
Six Months Ended December 31, 2016 (Unaudited)	28.15	(0.09)		1.56	1.47	—	(3.14)	(3.14)
Year Ended June 30, 2016	31.86	(0.20)		(1.91)	(2.11)	—	(1.60)	(1.60)
Year Ended June 30, 2015	28.33	(0.24)		4.39	4.15	—	(0.62)	(0.62)
Year Ended June 30, 2014	22.79	(0.22)		5.76	5.54	—	—	—
Year Ended June 30, 2013	20.79	(0.04	)(g)	2.07	2.03	(0.03)	—	(0.03)
Year Ended June 30, 2012	19.77	(0.15)		1.17	1.02	—	—	—

Class R5
Six Months Ended December 31, 2016 (Unaudited)	33.46	0.04		1.85	1.89	—	(3.14)	(3.14)
Year Ended June 30, 2016	37.25	0.06		(2.25)	(2.19)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.75	0.03		5.09	5.12	—	(0.62)	(0.62)
Year Ended June 30, 2014	26.12	0.01		6.62	6.63	—	—	—
Year Ended June 30, 2013	23.74	0.17	(g)	2.38	2.55	(0.17)	—	(0.17)
Year Ended June 30, 2012	22.39	0.04		1.32	1.36	(0.01)	—	(0.01)

Class I*
Six Months Ended December 31, 2016 (Unaudited)	33.08	—	(h)	1.84	1.84	—	(3.14)	(3.14)
Year Ended June 30, 2016	36.92	(0.01)		(2.23)	(2.24)	—	(1.60)	(1.60)
Year Ended June 30, 2015	32.52	(0.04)		5.06	5.02	—	(0.62)	(0.62)
Year Ended June 30, 2014	25.99	(0.05)		6.58	6.53	—	—	—
Year Ended June 30, 2013	23.61	0.12	(g)	2.37	2.49	(0.11)	—	(0.11)
Year Ended June 30, 2012	22.31	(0.01)		1.31	1.30	— (h)	—	— (h)

*	Effective April 3, 2017, Select Class was renamed Class I.
(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (c)(d)	Net assets, end of period (000’s)	Net expenses (e)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)(f)

$31.60	5.38%	$3,504,003	1.05%	(0.15)%		1.28%	16%
32.93	(6.45)	4,251,242	1.04	(0.17)		1.27	43
36.82	15.40	4,670,460	1.06	(0.28)		1.21	19
32.49	24.91	5,044,428	1.10	(0.34)		1.19	39
26.01	10.40	2,824,115	1.09	0.30	(g)	1.19	47
23.64	5.63	1,660,335	1.09	(0.25)		1.15	28

26.48	5.09	485,570	1.55	(0.64)		1.69	16
28.15	(6.90)	559,238	1.55	(0.67)		1.69	43
31.86	14.83	600,404	1.56	(0.78)		1.68	19
28.33	24.31	523,972	1.59	(0.85)		1.69	39
22.79	9.80	396,862	1.59	(0.20	)(g)	1.69	47
20.79	5.16	205,723	1.59	(0.75)		1.65	28

32.21	5.54	1,066,458	0.70	0.21		0.74	16
33.46	(6.10)	1,209,521	0.69	0.17		0.73	43
37.25	15.80	1,394,419	0.70	0.08		0.74	19
32.75	25.38	1,400,112	0.73	0.02		0.74	39
26.12	10.78	1,158,856	0.71	0.69	(g)	0.75	47
23.74	6.10	584,866	0.69	0.16		0.70	28

31.78	5.45	3,509,095	0.90	0.01		0.93	16
33.08	(6.29)	4,161,010	0.89	(0.04)		0.93	43
36.92	15.60	5,515,626	0.90	(0.12)		0.92	19
32.52	25.13	5,037,737	0.93	(0.18)		0.94	39
25.99	10.58	4,811,907	0.91	0.50	(g)	0.94	47
23.61	5.85	3,320,683	0.89	(0.04)		0.90	28

(f)

Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average value of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

(g)

Reflects special dividends paid out during the period by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income (loss) per share would have been $0.02, $(0.09), $0.12, and $0.07 for Class A, Class C, Class R2, Class R5, Class R6 and Class I Shares, respectively, and the net investment income (loss) ratio would have been 0.08%, (0.42)%, 0.47%, and 0.28% for Class A, Class C, Class R5, and Class I Shares, respectively.

(h)	Amount rounds to less than $0.005.

Distributor

JPMorgan Distribution Services, Inc. (“JPMDS”), whose address is 1111 Polaris Parkway, Columbus, OH 43240, serves as distributor for each Fund. JPMDS is an affiliate of JPMIM and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), and is a direct, wholly-owned subsidiary of JPMorgan Chase.

Administrator

JPMIM, whose address is 270 Park Avenue, New York, NY 10017, provides administrative services for and oversees the other service providers of each Fund. JPMIM is an indirect, wholly-owned subsidiary of JPMorgan Chase. JPMIM receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average daily net assets of all funds in the J.P. Morgan Funds complex (excluding certain funds of funds and money market funds) and 0.075% of average daily net assets of such funds over $25 billion of such assets.

FORM OF ORGANIZATION

The Acquiring Fund is a series of JPMorgan Trust II, an open-end management investment company formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust, dated November 5, 2004. JPMorgan Trust I is governed by a Board of Trustees consisting of thirteen members. The Acquired Fund is a series of JPMorgan Trust I, an open-end management investment company formed as a Delaware statutory trust on November 12, 2004 pursuant to a Declaration of Trust, dated November 5, 2004. JPMorgan Trust I is governed by a Board of Trustees consisting of thirteen members. Both Trust I and Trust II have the same Board members.

Trust I and Trust II have substantially similar organizational documents. Therefore, if the Reorganizations are approved, shareholders of the Acquired Fund will experience no change with respect to quorum requirements, powers of Trustees, and shareholder liability, among other organizational and governance matters. Shareholders should refer to the provisions of the governing documents of these entities and the relevant state law for a more thorough comparison.

CAPITALIZATION

Only shareholders of record at the close of business on July 21, 2017, will be entitled to receive notice of, and to vote at, the Meeting. Please see Appendix D for information pertaining to the interests of certain persons in the Funds.

The following table shows the capitalization of the Acquiring Fund and the Acquired Fund as of December 31, 2016, and on a pro forma basis as of that date, giving effect to the acquisition of assets at net asset value. The pro forma net asset values per share assume the Acquired Fund shares to be issued in the Reorganization were instead issued on December 31, 2016. The pro forma capitalization information is for informational purposes only. No assurance can be given as to how many shares of the Acquiring Fund will be received by shareholders of the Acquired Fund on the Closing Date, and the information should not be relied upon to reflect the number of shares of the Acquiring Fund that actually will be received.

	JPMorgan Dynamic Growth Fund	JPMorgan Large Cap Growth Fund	Pro Forma Adjustments*	JPMorgan Large Cap Growth Fund (Pro Forma Combined)

Class A
Net Assets (000’s)	$48,570	$3,504,003	$-	$3,552,573
Shares Outstanding (000’s)	1,893	110,894	(356)	112,431
Net Asset Value Per Share**	$25.66	$31.60		$31.60

Class C
Net Assets (000’s)	$11,912	$485,570	$-	$497,482
Shares Outstanding (000’s)	486	18,338	(36)	18,788
Net Asset Value Per Share**	$24.51	$26.48		$26.48

Class I
Net Assets (000’s)	$54,763	$3,509,095	$-	$3,563,858
Shares Outstanding (000’s)	2,086	110,432	(363)	112,155
Net Asset Value Per Share**	$26.25	$31.78		$31.78

Class R5
Net Assets (000’s)	$225,834	$1,066,458	$-	$1,292,292
Shares Outstanding (000’s)	8,444	33,108	(1,433)	40,119
Net Asset Value Per Share**	$26.74	$32.21		$32.21
Total Net Assets (000’s)	$341,079	$8,565,126		$8,906,205

*

No adjustments have been made with respect to the cost of the Reorganization because JPMIM and/or JPMDS will waive their fees and/or reimburse the Funds in an amount sufficient to offset costs incurred by each Fund relating to the Reorganization.

**	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

DIVIDENDS AND DISTRIBUTIONS

The Acquiring Fund generally distributes net investment income, if any, at least annually. The Acquired Fund generally distributes net investment income, if any, at least annually. Each Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, each Fund will distribute substantially all of its net investment income and net realized capital gains.

Fund shareholders have three options for distributions. Fund shareholders may:

•	reinvest all of them in additional Fund shares without a sales charge;

•	take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares;

•	take distributions of net capital gain in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net investment income; or

•	take all distributions in cash or as a deposit in a pre-assigned bank account.

If an option is not selected when an account is opened, all distributions will be reinvested. If distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which they are received.

OTHER BUSINESS

Neither Board intends to present any other business at the Meeting with respect to the Acquired Fund or Acquiring Fund. If, however, any other matters are properly brought before the Meeting, the persons names on the accompanying proxy card will vote thereon in accordance with their judgment.

SHAREHOLDER COMMUNICATIONS WITH THE BOARD

Fund shareholders who wish to communicate with the Board should send communications in writing to the attention of the Secretary of J.P. Morgan Funds at 270 Park Avenue, New York, NY 10017, and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board. The Secretary will maintain a copy of any such communication and promptly forward it to the Governance Committee no less frequently than monthly. The Governance Committee will periodically review such communications and determine how to respond, if at all. Other members of the Board will receive, no less frequently than quarterly, a summary of all shareholder communications received during the prior quarter, which summary shall identify the substance of such communications.

VOTING INFORMATION

This Proxy Statement/Prospectus is furnished in connection with a solicitation of proxies by the Board of the Acquired Fund to be used at the Meeting. This Proxy Statement/Prospectus, along with a Notice of Special Meeting of Shareholders and a proxy card, is first being mailed to shareholders of the Acquired Fund on or about August 28, 2017. Only shareholders of record on July 21, 2017 (the “Record Date”) in the Acquired Fund will be entitled to notice of, and to vote at, the Meeting for that Acquired Fund, and any adjournment or postponement thereof. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked but properly executed proxy cards will be voted “FOR” approval of the Reorganization Agreement and “FOR” any other matters the proxies deem appropriate.

A shareholder may revoke a proxy at any time on or before the Meeting by either (1) submitting to the Acquired Fund a subsequently dated proxy, (2) delivering to the Acquired Fund a written notice of revocation at the address on the cover of this Proxy Statement/Prospectus, or (3) otherwise giving notice of revocation in an open meeting, in all cases prior to the exercise of the authority granted in the proxy card. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, for approval of the Reorganization Agreement.

Proxy Solicitation

Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of JPMIM and its affiliates or by proxy soliciting firms retained by the Acquired Fund. JPMIM has retained Broadridge Financial Solutions, Inc. (“Broadridge”), a proxy solicitor, to assist in the solicitation of proxy cards primarily by contacting shareholders by telephone and facsimile. By contract with JPMIM, Broadridge, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing to any third party shareholder information; and (iii) required to comply with applicable state telemarketing laws.

The cost of retaining such proxy solicitor is expected to be approximately $80,000. The cost of retaining such proxy solicitor will be deemed an expense relating to the Meeting. JPMIM and its affiliates will waive their fees or reimburse expenses to the extent necessary to cover the costs of the solicitation.

As the meeting date approaches, shareholders of the Acquired Fund may receive a call from a representative of JPMIM, an affiliate of JPMIM, as applicable, or Broadridge (each a “Solicitor”) if the Acquired Fund has not yet received its vote. Authorization to permit a Solicitor to execute proxies may be obtained by telephonic or electronically transmitted instructions from Acquired Fund shareholders. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. Management of the Acquired Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined. In all cases where a telephonic proxy is solicited, a Solicitor is required to get information from the shareholder to verify his identity and authority to vote the shares (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received this Proxy Statement/Prospectus in the mail.

If the shareholder information solicited agrees with the information provided to the Solicitor by the Acquired Fund, the Solicitor has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder’s instructions on each proposal. The Solicitor, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. The Solicitor will record the shareholder’s instructions on the card. Within 72 hours, the Solicitor will send the shareholder a letter to confirm the shareholder’s vote and asking the shareholder to call a Solicitor immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Quorum

More than 50% of the outstanding shares entitled to vote constitutes a quorum for the Meeting.

Vote Required

If a quorum is present at the Meeting, under the 1940 Act, the affirmative vote of a majority of the outstanding voting securities of the Acquired Fund is required to approve the Reorganization Agreement. A majority is defined under the 1940 Act as the lesser of (a) 67% or more of the voting securities present at the Meeting, if the holders of more than

50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Acquired Fund.

Shareholders of the Acquired Fund are entitled to one vote for each dollar of net asset value represented by such shareholder’s shares as of the Record Date and a proportionate fractional vote with respect to the remainder of the net asset value of such shares, if any. Shares of all classes vote together as a single class.

Effect of Abstentions and Broker “Non-Votes”

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by the Acquired Fund as inspectors of elections (also known as “tellers”) for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the Reorganization Agreement for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by properly executed proxy cards that constitute abstentions and “broker non-votes” as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum, but will have the effect of a negative vote on the proposal. “Broker non-votes” are proxies for shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Adjournments

In the event that sufficient votes to approve the proposal are not received, a person named as proxy may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by a majority of the shares represented at the Meeting, either in person or by proxy. For purposes of calculating a vote to adjourn the Meeting, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. In addition, shares represented by properly executed proxy cards that constitute abstentions will have the effect of a vote against any such adjournment. In the event of an adjournment, no further notice is needed other than an announcement at the Meeting to be adjourned, except if the adjournment is for more than 60 days from the date set for the original meeting or a new record date is fixed for the adjourned meeting.

Shareholder Proposals

You may request inclusion in the Acquired Fund’s proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Acquired Fund is not required to hold regular meetings of shareholders, and in order to minimize costs, do not intend to hold meetings of the shareholders unless required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Fund’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Record Date, Outstanding Shares and Interests of Certain Persons

Only shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponement or adjournment thereof. Please see Appendix D for information pertaining to the outstanding shares and interests of certain persons in the Acquired Fund.

ATTENDING THE MEETING

If you wish to attend the meeting in person you will be required to present proper identification and proof of ownership of Acquired Fund shares as of the Record Date.

Identification

All shareholders and valid proxy holders must provide a valid form of government-issued photo identification, such as a valid driver’s license or passport. In addition, if you are representing an entity that is a shareholder, you must provide evidence of your authority to represent that entity at the meeting.

Proof of Ownership

Holders of record (i.e., if you hold shares in your own name) — The top half of the proxy card or your notice of internet availability of proxy materials indicating the holder of record (whose name and share ownership may be verified against our list of registered shareholders) can be used.

Holders in street name (i.e., if your shares are held through a broker, bank, or other nominee) — A brokerage statement that demonstrates share ownership as of the Record Date or a letter from your broker, bank or other nominee indicating that you held Acquired Fund shares as of the Record Date are examples of proof of share ownership. If you want to vote your shares held in street name in person, you must also provide a written proxy in your name from the broker, bank, or other nominee that holds your shares.

Valid proxy holders for holders of record — A written legal proxy to you signed by the holder of record (whose name and share ownership may be verified against our list of registered shareholders), and proof of ownership by the holder of record as of the Record Date as described in “Holders of record” above.

Valid proxy holders for holders in street name — A written legal proxy from the brokerage firm or bank holding the shares to the street name holder that is assignable and a written legal proxy to you signed by the street name holder, together with a brokerage statement or letter from the broker or bank indicating that the holder in street name held Acquired Fund shares as of the Record Date.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036. Also, please see Appendix A for information on legal proceedings.

THE BOARD OF TRUST I, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT SHAREHOLDERS OF THE ACQUIRED FUND APPROVE THE REORGANIZATION AGREEMENT.

APPENDIX A

ADDITIONAL FEE AND EXPENSE INFORMATION FOR THE TRUST II FUNDS AND FORMER ONE GROUP MUTUAL FUNDS

Appendix A relates to the Acquiring Fund, which is a series of Trust II.

In connection with the 2004 final settlement between Banc One Investment Advisors Corporation (BOIA), subsequently known as JPMorgan Investment Advisors Inc. (JPMIA1), with the New York Attorney General arising out of market timing of certain mutual funds advised by BOIA, BOIA agreed, among other things, to disclose hypothetical information regarding investment and expense information to Fund shareholders. The hypothetical examples are provided for JPMT II Funds or those Funds that have acquired the assets and liabilities of a JPMT II Fund or a series of One Group Mutual Funds.

The “Gross Expense Ratio” includes the contractual expenses that make up the investment advisory, administration and shareholder servicing fees, Rule 12b-1 distribution fees, fees paid to vendors not affiliated with JPMIM that provide services to the Funds and other fees and expenses of the Funds. The “Net Expense Ratio” is Gross Expenses less any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates, as applicable.

The table below shows the ratios for Class A, Class C, Class I* and Class R5 Shares of the Fund offered in this Proxy Statement/Prospectus. The expenses in the following table are shown on a pro forma basis as of December 31, 2016 as if the Reorganizations are approved and completed.

*	Formerly, Select Class Shares

NON-REDUCED RATE FUNDS

	Class	Net Expense Ratio	Gross Expense Ratio

Large Cap Growth Fund	A	1.06%	1.12%
	C	1.56%	1.62%
	I	0.86%	0.86%
	R5	0.71%	0.71%

[1]

Effective January 1, 2010, the investment advisory business of JPMorgan Investment Advisors Inc. (JPMIA), which was the adviser for certain of the J.P. Morgan Funds, was transferred to JPMIM and JPMIM became the investment adviser for certain J.P. Morgan Funds that were previously advised by JPMIA.

The Fund’s annual return is reduced by its fees and expenses for that year. The examples below are intended to help you understand the annual and cumulative impact of the Fund’s fees and expenses on your investment through a hypothetical investment of $10,000 held for the next 10 years. The examples assume the following:

•	On 11/1/16*, you invest $10,000 in the Fund and you will hold the shares for the entire 10 year period;

•	Your investment has a 5% return each year;

•	The Fund’s operating expenses remain at the levels discussed below and are not affected by increases or decreases in Fund assets over time;

•	At the time of purchase, any applicable initial sales charges (loads) are deducted; and

•	There is no sales charge (load) on reinvested dividends.

•

The annual costs are calculated using the Net Expense Ratios for the period through the expiration of any fee waivers or expense reimbursements memorialized in a written contract between the Funds and JPMIM and/or its affiliates; and the Gross Expense Ratios thereafter.

“Gross Cumulative Return” shows what the cumulative return on your investment at the end of each 12 month period (year) ended October 31 would be if Fund expenses are not deducted. “Net Cumulative Return” shows what the cumulative return on your investment at the end of each year would be assuming Fund expenses are deducted each year in the amount shown under “Annual Costs.” “Net Annual Return” shows what effect the “Annual Costs” will have on the assumed 5% annual return for each year.

Your actual costs may be higher or lower than those shown.

*	The information for the Fund has been updated as a result of expense changes effective 4/3/17. For the period 11/1/16 to 4/2/17, the information was based on prior expenses.

JPMorgan Large Cap Growth Fund

	Class A				Class C1
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2017	$627	-0.51%	-1.52%	-1.52%	$159	5.00%	3.44%	3.44%
October 31, 2018	112	4.46	2.30	3.88	170	10.25	6.94	3.38
October 31, 2019	117	9.68	6.27	3.88	176	15.76	10.55	3.38
October 31, 2020	121	15.17	10.40	3.88	182	21.55	14.29	3.38
October 31, 2021	126	20.93	14.68	3.88	188	27.63	18.15	3.38
October 31, 2022	131	26.97	19.13	3.88	195	34.01	22.14	3.38
October 31, 2023	136	33.32	23.75	3.88	201	40.71	26.27	3.38
October 31, 2024	141	39.99	28.55	3.88	208	47.75	30.54	3.38
October 31, 2025	147	46.99	33.54	3.88	215	55.13	34.95	3.38
October 31, 2026	152	54.34	38.72	3.88	222	62.89	39.51	3.38

[1]

The disclosure and numbers for Class C Shares shown above assume that the shareholder did not redeem the shares. With redemption, the numbers for Class C Shares for the first year (period ended October 31, 2018) would be as follows:

Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
$259	4.00%	2.44%	2.44%

JPMorgan Large Cap Growth Fund

	Class I				Class R5
Period Ended	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return	Annual Costs	Gross Cumulative Return	Net Cumulative Return	Net Annual Return
October 31, 2017	$88	5.00%	4.14%	4.14%	$73	5.00%	4.29%	4.29%
October 31, 2018	91	10.25	8.45	4.14	76	10.25	8.76	4.29
October 31, 2019	95	15.76	12.94	4.14	79	15.76	13.43	4.29
October 31, 2020	99	21.55	17.62	4.14	82	21.55	18.30	4.29
October 31, 2021	103	27.63	22.49	4.14	86	27.63	23.37	4.29
October 31, 2022	108	34.01	27.56	4.14	89	34.01	28.66	4.29
October 31, 2023	112	40.71	32.84	4.14	93	40.71	34.18	4.29
October 31, 2024	117	47.75	38.34	4.14	97	47.75	39.94	4.29
October 31, 2025	121	55.13	44.06	4.14	101	55.13	45.94	4.29
October 31, 2026	126	62.89	50.03	4.14	106	62.89	52.20	4.29

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

AMONG SERIES OF JPMORGAN TRUST I AND JPMORGAN TRUST II

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this      day of     , 2017, by and between JPMorgan Trust II, a Delaware statutory trust (“Trust II”), on behalf of its series JPMorgan Large Cap Growth Fund (the “Acquiring Fund”), and JPMorgan Trust I, a Delaware statutory trust (“Trust I,” together with Trust II, a “Trust” or the “Trusts”), on behalf of its series JPMorgan Dynamic Growth Fund (the “Acquired Fund”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund (“Acquiring Fund Shares”) corresponding to the outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund and (3) the distribution of the Acquiring Fund Shares to the Shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganization”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Trustees of the Trust II have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of such Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund, and that the interests of the existing Shareholders of the Acquiring Fund will not be diluted as a result of these transactions; and

WHEREAS, the Trustees of Trust I have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing Shareholders of the Acquired Fund will not be diluted as a result of these transactions;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATION

1.1 Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Trust I, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and Trust II, on behalf of the Acquiring Fund, agrees in exchange therefor (a) to deliver to the Acquired Fund a number of full and fractional shares of beneficial interest of the Acquiring Fund of the respective class set forth on Schedule A having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to the shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to those shares of the Acquired Fund as of the time and date set forth in paragraph 3.1, determined by dividing the value of such Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2 The property and assets of Trust I attributable to the Acquired Fund to be sold, assigned, conveyed, transferred and delivered to Trust II, on behalf of the Acquiring Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date, as defined below. Trust II, on behalf of the Acquiring Fund, shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its Shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately following the actions contemplated by paragraph 1.1, Trust I shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Trust I, on behalf of the Acquired Fund, shall (a) distribute to its Shareholders of record as of the Closing Date, as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by Trust I, on behalf of the Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets of the Acquired Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. Eastern Time, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its assets and liabilities. The Acquired Fund will not treat an intraday unscheduled disruption or closure in NYSE trading on the Valuation Date as a closure of the NYSE and will calculate net asset value as of 4:00 p.m., Eastern Time, if the particular disruption or closure directly affects only the NYSE.

2.2 The net asset value per share of the Acquiring Fund’s Acquiring Fund Shares shall be determined to four decimal places on the Valuation Date, using the valuation procedures established by the Board of Trustees of Trust II.

2.3 The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Acquired Fund by dividing the value of the net assets with respect to the Acquired Fund Shares, determined as set forth in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined as set forth in paragraph 2.2.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be October 27, 2017, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., New York time. The Closing shall be held at the offices of J.P. Morgan Investment Management Inc. or at such other time and/or place as the parties may agree.

3.2 Trust I shall direct JPMorgan Chase Bank, N.A. (“JPMCB”), as custodian for the Acquired Fund (“Acquired Fund Custodian”), to deliver to Trust II, on behalf of the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to JPMCB, as the custodian for the Acquiring Fund (“Acquiring Fund Custodian”). Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund Custodian shall deliver to the Acquiring Fund Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of the Acquired Fund deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund Custodian on the Closing Date.

3.3 Trust I shall direct Boston Financial Data Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to Trust II, on behalf of the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of Acquired Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that at the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of Trustees of Trust I, with respect to the Acquired Fund and the Board of Trustees of Trust II with respect to the Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to Trust II in Schedule 4.1 to this Agreement, Trust I, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly established as a series of Trust I, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Agreement and Declaration of Trust (collectively, the “Charter”), as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Trust I is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Trust I has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1.

(b) Trust I is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquired Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) On the Closing Date, Trust I, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, Trust II, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of the Charter or by-laws of Trust I, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust I, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Trust I, on behalf of the Acquired Fund, is a party or by which it is bound.

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Trust I’s knowledge, threatened against Trust I, with respect to the Acquired Fund or any of the Acquired Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as disclosed on Schedule 4.1, Trust I, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2016, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements (true and correct copies of which have been furnished to Trust II, on behalf of the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(j) Since June 30, 2016, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment policies. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Shareholders of the Acquired Fund shall not constitute a material adverse change.

(k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Trust I’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquired Fund has distributed or, with respect to its taxable year most recently ended and its taxable year ending on the Closing Date, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(m) All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Trust I, on behalf of the Acquired Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(n) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of Trustees of Trust I, on behalf of the Acquired Fund, and by the approval of the Acquired Fund’s Shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of Trust I, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The combined proxy statement and prospectus (“Proxy Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund and Trust I, will from the effective date of the Registration Statement through the date of the meeting of Shareholders of the Acquired Fund and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to Trust I in Schedule 4.2 to this Agreement, Trust II, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly established as a series of Trust II, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Charter, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. Trust II is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. Trust II has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2.

(b) Trust II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d) The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Charter or by-laws of Trust II, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Trust II, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Trust II, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Trust II’s knowledge, threatened against Trust II, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, Trust II, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at June 30, 2016, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied. Such statements (true and correct copies of which have been furnished to Trust I, on behalf of the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h) Since June 30, 2016, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment policies. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of Trust II’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j) For each taxable year of its operation, the Acquiring Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, the Acquiring Fund has distributed or, with respect to its taxable year most recently ended, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(k) All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Trust II, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by Trust II, on behalf of the Acquiring Fund.

(l) The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board of Trustees of Trust II, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Trust II, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The Proxy Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, Trust II and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the date of the meeting of Shareholders of the Acquired Fund and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in supplements to registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

Trust II, on behalf of the Acquiring Fund, and Trust I, on behalf of the Acquired Fund, hereby further covenant as follows:

5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 Trust I will call a meeting of the Shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 Trust II, on behalf of the Acquiring Fund, shall prepare and file a registration statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (“Registration Statement”). The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 Each of the Acquiring Fund and the Acquired Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 Trust I, on behalf of the Acquired Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as Trust II, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Trust I’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Trust II’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Fund shall not change its Charter, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of Trust I, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the election of Trust I, to the performance by Trust II, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of Trust II, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 Trust II, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust II, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 Trust II, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as Trust I, on behalf of the Acquired Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Trust I, on behalf of the Acquired Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Trust II’s, on behalf of the Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4 Trust II, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and the Treasurer or Assistant Treasurer of Trust II, in a form reasonably satisfactory to Trust I, on behalf of the Acquired Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as Trust I shall reasonably request.

6.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of Trust II, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of Trust II, to the performance by Trust I, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of Trust I, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 Trust I, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Trust I, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 Trust I, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of Trust I, on behalf of the Acquired Fund. Trust I shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as Trust II, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) Trust I’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) Trust II’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4 Trust I, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by the President or Vice President and the Treasurer or Assistant Treasurer of Trust I, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as Trust II, on behalf of the Acquiring Fund, shall reasonably request.

7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Trust I, on behalf of the Acquired Fund, or Trust II, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Charter and by-laws of Trust I, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither Trust I nor Trust II may waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date, no action, suit or other proceeding shall be pending or, to Trust I’s or Trust II’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by Trust I and Trust II to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 With respect to the Reorganization, the parties shall have received an opinion of Dechert LLP dated the Closing Date, substantially to the effect that for federal income tax purposes: (i) The transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code; (ii) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) The Acquiring Fund’s tax basis in the assets of the Acquired Fund acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; (iv) The holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset); (v) No gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) of Acquiring Fund Shares by the Acquired Fund to the shareholders of the Acquired Fund in liquidation; (vi) The shareholders of the Acquired Fund will not recognize a gain or loss upon the exchange of their shares of the Acquired Fund for Acquiring Fund Shares; (vii) The aggregate tax basis of Acquiring Fund Shares that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate tax basis of their respective shares in the Acquired Fund exchanged therefor; (viii) The holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided that on the date of the exchange it held such Acquired Fund Shares as capital assets. Dechert LLP will express no view with respect to the effect of the transaction on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction. The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Acquired Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Dechert LLP’s opinion. Notwithstanding anything herein to the contrary, neither Trust I nor Trust II may waive the conditions set forth in this paragraph 8.5.

8.6 Trust I and Trust II shall have received the opinion of Dechert LLP dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to Trust II, on behalf of the Acquiring Fund and Trust I, on behalf of the Acquired Fund) substantially to the effect that, based upon certain facts and certifications made by Trust II, on behalf of the Acquiring Fund, and Trust I, on behalf of the Acquired Fund, and their authorized officers, (a) each of Trust I and Trust II is duly organized and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund and the Acquiring Fund is each a separate series, respectively, thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of Trust I and Trust II, as applicable; (b) the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquired Fund by Trust II, on behalf of the Acquiring Fund, of the Assumption Instrument, the Acquiring Fund will have duly assumed such liabilities; (c) the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by Trust I, on behalf of the Acquired Fund, of the Transfer Instruments against payment therefore, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (d) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Acquired Fund and, assuming the Registration Statement and Proxy Statement/Prospectus comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Acquired Fund, enforceable against the Acquiring Fund and Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (e) the Acquiring Fund Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the assets of the Acquired Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (f) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or by-laws of Trust I and Trust II, or result in a violation of the terms and provision of the agreements to which Trust I and Trust II or the Acquiring Fund or the Acquired Fund is a party or by which either Trust I and Trust II or the Acquiring Fund or the Acquired Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal, Delaware state court or governmental body is required for the consummation by Trust I and Trust II and the Acquiring Fund and the Acquired Fund of the transactions contemplated by the Agreement, except such as have been obtained; (g) to the knowledge of such counsel, based on discussions with officers of Trust I and Trust II but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to Trust I and Trust II or the Acquiring Fund or Acquired Fund or any of their respective properties or assets; to the knowledge of such counsel, based on discussions with officers of Trust I and Trust II but without other independent investigation, neither Trust I and Trust II nor the Acquiring Fund or Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of Trust I and Trust II but without other independent investigation, there is no legal or governmental proceeding relating to Trust I and Trust II or the Acquiring Fund or the Acquired Fund pending on or before the date of mailing of the Proxy Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (h) each of Trust I and Trust II is registered with the Commission as an investment company under the 1940 Act; and (i) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

8.7 The Assets of the Acquired Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment policies disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.0	INDEMNIFICATION

9.1 The Acquiring Fund, solely out of its assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless Trust I and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Trust II or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Fund, solely out of its assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless Trust II and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by Trust I or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.0	BROKERAGE FEES AND BROKERAGE EXPENSES

10.1 Trust I and Trust II represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 J.P. Morgan Investment Management Inc. and JPMorgan Distribution Services, Inc. will waive their fees and/or reimburse each Fund in an amount sufficient to offset the costs incurred by the Fund relating to the Reorganization. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement/Prospectus, legal fees, accounting fees, securities registration fees, and expenses of holding a Shareholders’ meeting pursuant to paragraph 5.2. The costs of the Reorganization will not include brokerage fees and brokerage expenses related to the disposition and acquisition of portfolio assets. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 Trust I and Trust II agree that neither party has made any representation, warranty nor covenant, on behalf of either the Acquired Fund or the Acquiring Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Acquiring Fund or the Acquired Fund by resolution of either the Board of Trustees of Trust II or the Board of Trustees of Trust I at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Trust I and Trust II.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to either Trust I or Trust II, at 270 Park Avenue, New York, NY 10017, in each case to the attention of the Trust’s secretary and with a copy to Dechert LLP, 1095 Avenue of the Americas, New York, NY 10036, attn: Jon S. Rand.

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; RULE 145

15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Acquiring Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) such legends as may be reasonably believed by counsel to the Acquiring Fund to be required by law, and, further, the Acquiring Fund will issue stop transfer instructions to its transfer agent with respect to the Acquiring Fund Shares. The Acquired Fund shall provide the Acquiring Fund on the Closing Date with the name of any Acquired Fund Shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

JPMorgan Trust I, on behalf of its series on Schedule A

By:

Name:

Title:

JPMorgan Trust II, on behalf of its series on Schedule A

By:

Name:

Title:

With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

J.P. Morgan Investment Management Inc.	JPMorgan Distribution Services, Inc.
By:	By:
Name:	Name:
Title:	Title:

Schedule A

JPMorgan Trust I Acquired Fund		JPMorgan Trust II Acquiring Fund
JPMorgan Dynamic Growth Fund		JPMorgan Large Cap Growth Fund
Class A	g	Class A
Class C	g	Class C
Class I	g	Class I
Class R5	g	Class R5

APPENDIX C

Investing with J.P. Morgan Funds

Appendix C relates to the Acquiring Fund, which is a series of Trust II. Accordingly, all references to the Fund in this Appendix refers to the Acquiring Fund.

CHOOSING A SHARE CLASS

Each share class represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, dividends and distributions. These arrangements allow you to choose the available class that best meets your needs. You should read this section carefully to determine which share class is best for you. Factors you should consider in choosing a share class include:

•	The amount you plan to invest;

•	The length of time you expect to hold your investment;

•	The total costs associated with your investment, including any sales charges that you pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	Whether you qualify for any reduction or waiver of sales charges;

•	Whether you plan to take any distributions in the near future;

•	The availability of the share class;

•	The services that will be available to you;

•	The amount of compensation that your Financial Intermediary will receive; and

•	The advantages and disadvantages of each share class.

Please read this prospectus carefully, and then select the share class most appropriate for you and decide how much you want to invest. The Fund may offer other classes of shares not included in this prospectus that have different expense levels, performance and eligibility requirements from the share classes offered in this prospectus. Call 1-800-480-4111 to obtain more information concerning these or other share classes. A Financial Intermediary may receive different compensation based on the share class sold.

Class R shares are primarily used in Group Retirement Plans. The particular Group Retirement Plan will determine the share class available to its participants.

Shares of the Fund have not been registered for sale outside of the United States. This prospectus is not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even, with regard to individuals, if they are citizens or lawful permanent residents of the United States.

	Class A	Class C	Class I	Class R5
Eligibility[1,2]	May be purchased by the general public	May be purchased by the general public[4]

Limited to certain investors, including:

•    Purchases directly from the Fund through JPMorgan Distribution Services, Inc. (the “Distributor”) by institutional investors, such as corporations, pension and profit sharing plans and foundations meeting the minimum investment requirements;

•    Purchases through your Financial Intermediary or any other organization, including affiliates of JPMorgan Chase & Co. (JPMorgan Chase), authorized to act in a fiduciary, advisory or custodial capacity for its clients or customers;

•    Purchases through a brokerage program of a Financial Intermediary that has entered into a written agreement with the Distributor to offer such shares (“Eligible Brokerage Program”); and

•    Purchases by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.[5]

May be purchased by:

•    Group Retirement Plans,[3]

•    Section 529 college savings plans,

•    Current and future JPMorgan SmartRetirement and JPMorgan SmartRetirement Blend Funds, and

•    Such other J.P. Morgan Funds of Funds as are designated by the J.P. Morgan Funds Board of Trustees.

Minimum Investment[1,6,7]	$1,000 for the Fund or $50, if establishing a monthly $50 Systematic Investment Plan[7]	$1,000 for the Fund or $50, if establishing a monthly $50 Systematic Investment Plan[7]

$1,000,000 — An investor can combine purchases of Class I Shares of other J.P. Morgan Funds in order to meet the minimum.

$1,000 for the Fund or $50, if establishing a monthly $50 Systematic Investment Plan for investments through an Eligible Brokerage Program.

$1,000 — Investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds[5] or

$50 for employees, if establishing a monthly $50 Systematic Investment Plan[8]

No minimum

	Class A	Class C	Class I	Class R5
Minimum Subsequent Investments[1]	$50[9]	$50[9]	No minimum except $50 for investments by employees of JPMorgan Chase and its affiliates, officers or trustees of the J.P. Morgan Funds and investments through an Eligible Brokerage Program.	No minimum
Systematic Investment Plan	Yes	Yes	No minimum except for investments by employees of JPMorgan Chase and its affiliates, officers or trustees of the J.P. Morgan Funds and investments through an Eligible Brokerage Program.	No
Systematic Redemption Plan	Yes	Yes	No minimum except for investments by employees of JPMorgan Chase and its affiliates and officers or trustees of the J.P. Morgan Funds.	No
Front-End Sales Charge (refer to Sales Charges and Financial Intermediary Compensation Section for more details)	Up to 5.25% reduced or waived for large purchases and certain investors, eliminated for purchases of $1 million or more.	None	None	None
Contingent Deferred Sales Charge (CDSC) (refer to Sales Charges and Financial Intermediary Compensation Section for more details)

On purchases of $1 million or more:

•    1.00% on redemptions made within 12 months after purchase.

•    0.50% on redemptions made between 12 and 18 months after purchase.

Waived under certain circumstances.

		• 1.00% on redemptions made within 12 months after purchase. Waived under certain circumstances.	None	None
Distribution (12b-1) Fee	0.25% of the average daily net assets.	0.75% of the average daily net assets.	None	None
Service Fee	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.25% of the average daily net assets.	0.10% of the average daily net assets.
Redemption Fee	None	None	None	None

	Class A	Class C	Class I	Class R5
Advantages	If you are eligible to have the sales charge reduced or eliminated or you have a long-term investment horizon, these shares have lower distribution fees over a longer term investment horizon than Class C Shares.	No front-end sales charge is assessed so you own more shares initially. These shares may make sense for investors who have a shorter investment horizon relative to Class A Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class I Shares have lower fees than Class A and Class C Shares.	No front-end sales charge or CDSC is assessed so you own more shares initially. In addition, Class R5 Shares have lower fees than Class A, Class C and Class I Shares.
Disadvantages	A front-end sales charge is generally assessed, diminishing the number of shares owned. If you are eligible to have the sales charge reduced or eliminated, you may be subject to a CDSC. Class A Shares may not make sense for investors who have a shorter investment horizon relative to Class C Shares.	Shares are subject to CDSC and have higher ongoing distribution fees. This means that over the long term Class C Shares accrue higher fees than Class A Shares.	Limited availability and higher minimum initial investment than Class A and Class C Shares.	Limited availability.

[1]

Financial Intermediaries or other organizations making the Fund available to their clients or customers may impose minimums which may be different from the requirements for investors purchasing directly from the Fund.

[2]

Effective April 3, 2017, new Group Retirement Plans (please see the Glossary for definition) are not eligible to purchase Class A, Class C, or Class I Shares. Group Retirement Plans (and their successor, related and affiliated plans) which have these share classes of the Fund available to participants on or before April 3, 2017, may continue to open accounts for new participants in such share classes of the Fund and purchase additional shares in existing participant accounts. In addition, new Group Retirement Plans may purchase Class A, Class C or Class I Shares of the Fund until December 31, 2017, if it is determined that the particular Group Retirement Plan is having operational difficulties in implementing the new eligibility restrictions and receives the approval of the Fund and its Distributor to make purchases.

[3]	For more information about eligible Group Retirement Plans, see “Group Retirement Plans” below.

[4]	Investors who hold shares in accounts where the Distributor is broker of record are no longer eligible to purchase Class C Shares.

[5]

May also be purchased directly from the Fund by officers, directors, trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds

•	JPMorgan Chase and its subsidiaries and affiliates

[6]

Investment minimums on Class A, Class C or Class I may be waived for certain types of Group Retirement Plans, as well as for certain fee-based programs. The J.P. Morgan Funds reserve the right to waive any initial or subsequent investment minimum.

[7]	Please see “MINIMUM ACCOUNT BALANCE” for more information about minimum balance requirements.

[8]

You are eligible for the lower $50 initial investment amount as long as you agree to make regular monthly investments of at least $50 until you reach the required $1,000 investment amount per fund. Once the required amount is reached, you must maintain the minimum $1,000 investment in the Fund.

[9]	Minimum subsequent investment amount for Systematic Investment Plans established before 3/1/15 is $25.

ELIGIBILITY FOR CLASS R5 SHARES

Group Retirement Plans

The only retirement plans that are eligible to purchase Class R5 Shares are employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and the shares must be held a) at a plan level or b) at the Fund level through an omnibus account of a retirement plan recordkeeper. Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Class R5 Shares generally are not available to non-retirement accounts, traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) plans or individual 403(b) plans.

There is no minimum investment requirement for Group Retirement Plans, Section 529 college savings plans, and eligible investments by other J.P. Morgan Funds or unaffiliated investment companies.

College Savings Plans

To be eligible to invest in Class R5 Shares, Section 529 college savings plans must hold their shares through plan level or omnibus accounts held on the books of the Fund.

SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION

The following section describes the various sales charges and other fees that you will pay if you purchase shares of the Fund. In addition, it describes the types of compensation paid to Financial Intermediaries for the sale of Fund shares and related services. The Distributor reserves the right to change sales charges, commissions and finder’s fees at any time.

To obtain information regarding sales charges and the reduction, and elimination or waiver of sales charges on Class A and Class C Shares of the J.P. Morgan Funds, see below, visit www.jpmorganfunds.com or call 1-800-480-4111. You may also contact your Financial Intermediary about the reduction, elimination or waiver of sales charges. You may also contact your Financial Intermediary about any commissions charged by them on your purchase of Class I Shares.

Class A Shares

The public offering price of Class A Shares of the Fund is the net asset value (NAV) per share plus the applicable sales charge, unless you qualify for a waiver of the sales charge. The sales charge is allocated between your Financial Intermediary and the Distributor as shown in the tables below, except if the Distributor, in its discretion, re-allows the entire amount to your Financial Intermediary. In those instances in which the entire amount is re-allowed, such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

The table below shows the front-end sales charge you would pay at different levels of investment, the commission paid to Financial Intermediaries, any finder’s fees paid to Financial Intermediaries and any applicable CDSC. Purchases at certain dollar levels, known as “breakpoints,” allow for a reduction in the front-end sales charge.

Class A Shares Amount of Investment (All Funds)	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment[1]	Commission as a % of Offering Price[2]	CDSC
Less than $50,000	5.25	5.54	4.75	0.00
$50,000 to $99,999	4.50	4.71	4.05	0.00
$100,000 to $249,999	3.50	3.63	3.05	0.00
$250,000 to $499,999	2.50	2.56	2.05	0.00
$500,000 to $999,999	2.00	2.04	1.60	0.00

Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment[3]	CDSC as a % of your Redemption[3,4]
Fund
$1,000,000 to $3,999,999	0.00	0.00	1.00	0-12 months — 1.00% 12-18 months — 0.50%
$4,000,000 to $9,999,999	0.00	0.00	0.75
$10,000,000 to $49,999,999	0.00	0.00	0.50
$50,000,000 or more	0.00	0.00	0.25

[1]	The actual sales charge you pay may differ slightly from the rates disclosed above due to rounding calculations.

[2]

The sales charge is allocated between your Financial Intermediary and the Distributor. The Distributor, at its discretion, may re-allow the entire sales charge to your Financial Intermediary; in those instances such Financial Intermediaries may be deemed to be underwriters under the Securities Act of 1933.

[3]	The Distributor or its affiliates pays any finder’s fee to your Financial Intermediary. The Distributor or its affiliates may withhold finder’s fees with respect to short-term investments.

[4]	Please see the “Exchanging Fund Shares” section for details regarding CDSC and exchanges.

The Distributor may also pay Financial Intermediaries a finder’s fee on sales to defined contribution plans with no minimum investment amount.

Finder’s Fee Schedule for Defined Contribution Plans

Class A Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Finder’s Fee as a % of your Investment	CDSC as a % of your Redemption[1]
$0 to $3,999,999	0.00	0.00	1.00	0.00
$4,000,000 to $9,999,999	0.00	0.00	0.75	0.00
$10,000,000 to $49,999,999	0.00	0.00	0.50	0.00
$50,000,000 or more	0.00	0.00	0.25	0.00

[1]

If a plan redeems the shares of certain funds for which a finder’s fee has been paid within 18 months of the purchase date, no CDSC is charged; however, the Distributor reserves the right to reclaim the finder’s fee paid to the Financial Intermediary.

Class C Shares

The table below shows the amount of sales charge, commission paid and any CDSC that may be charged.

Class C Shares Amount of Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of your Investment	Commission as a % of Offering Price	CDSC as a % of your Redemption
All Investments	0.00	0.00	1.00	0-12 months — 1.00%

Class I and Class R5 Shares

There is no sales charge, commission or CDSC associated with Class I or Class R5 Shares.

Reducing Your Class A Sales Charges

The Fund permits you to reduce the front-end sales charge you pay on Class A Shares by exercising your Rights of Accumulation or Letter of Intent privileges. Both of these are described below.

Rights of Accumulation: For Class A Shares, a front-end sales charge can be reduced by breakpoint discounts based on the amount of a single purchase or through Rights of Accumulation. By using Rights of Accumulation, you may combine the current market value of any existing qualifying holdings and account types (as described below) with the amount of the current purchase to qualify for a breakpoint and reduced sales charge on the current purchase.

Effective July 3, 2017, the amount of the sales charge will be calculated based on the higher of (a) the market value of your qualified holdings as of the last calculated NAV prior to your investment or (b) if you purchased shares after July 3, 2017, the initial value of total share purchases, or if you already held shares on July 3, 2017, the market value of the shares on that date, provided that, in either case, the value will be reduced by the market value on the applicable redemption date of any shares you have redeemed. Depending on their operational capabilities, Financial Intermediaries may utilize one or both of the methods described above so your holdings could be valued differently depending on where you hold your shares.

Letter of Intent: By signing a Letter of Intent, you may combine the current market value of any existing qualifying holdings and account types with the value that you intend to buy over a 13 month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase that you make during that 13 month period will receive the sales charge and breakpoint discount that applies to the total amount. The 13 month Letter of Intent period commences on the day that the Letter of Intent is received by the J.P. Morgan Funds or your Financial Intermediary, and you must inform your Financial Intermediary or the Fund that you have a Letter of Intent each time you make an investment. Purchases submitted prior to the date on which the Letter of Intent is received by the J.P. Morgan Funds or your Financial Intermediary are considered only in determining the level of sales charge that will be paid. The Letter of Intent will not result in a reduction in the amount of any previously paid sales charges.

A percentage of your investment will be held in escrow until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or the Distributor will liquidate sufficient escrowed shares to obtain the difference and/or adjust the shareholder’s account to reflect the correct number of shares that would be held after deduction of the sales charge. The Letter of Intent will be considered completed if the shareholder dies within the 13 month period covered by the Letter of Intent. Commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before the shareholder’s death. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of any applicable sales charge.

Below are the qualifying holdings and account types that may be aggregated in order to exercise your Rights of Accumulation and Letter of Intent privileges to qualify for a reduced front-end sales charge on Class A Shares.

Qualifying Holdings: Class A, Class C, Class I and Class L Shares of J.P. Morgan Funds and Class A, Class B, Class C and Advisor Class units in New York’s 529 Advisor-Guided College Savings Program (NY529 Advisor-Guided Plan). Investments in the Institutional Class Shares of the J.P. Morgan Money Market Funds and in the JPMorgan 529 U.S. Government Money Market Portfolio are not included.

Qualifying Accounts:

1.	Your account(s);

2.	Account(s) of your spouse or domestic partner;

3.	Account(s) of children under the age of 21 who share your residential address;

4.

Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;

5.	Solely controlled business accounts; and

6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.

You may use your qualifying holdings and account types even if they are held at different Financial Intermediaries. In order to obtain any reduction in the sales charge by utilizing either the Rights of Accumulation or Letter of Intent privileges, you must, before each purchase of Class A Shares, inform your Financial Intermediary or the J.P. Morgan Funds if you have any existing holdings that may be aggregated with your current purchase in order to qualify for a reduced front-end sales charge.

In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that J.P. Morgan Funds may confirm (1) the value of each of your accounts invested in J.P. Morgan Funds or in the NY 529 Advisor-Guided Plan and (2) the value of the accounts owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.

Certain Financial Intermediaries may not participate in extending the Rights of Accumulation or Letter of Intent privileges to your holdings in the NY529 Advisor-Guided Plan. Please check with your Financial Intermediary to determine whether the Financial Intermediary makes these privileges available with respect to NY 529 Advisor-Guided Plan investments.

Additional information regarding the reduction of Class A sales charges is available in the Fund’s Statement of Additional Information. To determine if you are eligible for Rights of Accumulation or Letter of Intent privileges or to request a copy of the Statement of Additional Information, call 1-800-480-4111. These programs may be terminated or amended at any time.

Sales Charge Waivers

The availability of certain sales charge waivers and discounts will depend on whether you purchase your shares directly from the Fund or through a Financial Intermediary. Financial Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or contingent deferred (back-end) sales load (“CDSC”) waivers, which are discussed in Exhibit 1 to this Appendix C. For waivers and discounts not available through a particular Financial Intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive the waivers or discounts discussed below.

Waiver of the Class A Sales Charge

No sales charge is imposed on Class A Shares of the Fund if the shares were:

1.	Bought with the reinvestment of dividends and capital gains distributions.

2.	Acquired in exchange for shares of another J.P. Morgan Fund if a comparable sales charge has been paid for the exchanged shares.

3.

Bought by officers, directors, trustees, retirees and employees, and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the person, as defined in Section 152 of the Internal Revenue Code) of:

•	J.P. Morgan Funds.

•	JPMorgan Chase and its subsidiaries and affiliates.

Former employees and their immediate family members can make subsequent purchases in accounts established during the employee’s employment. Officers, directors, trustees, retirees and employees, and their immediate family members of J.P. Morgan Funds and JPMorgan Chase and its subsidiaries and affiliates may open new Class I Share accounts subject to a $1,000 minimum investment requirement provided such accounts are opened directly from the Fund and not through a Financial Intermediary. Class I Shares have lower expenses than Class A Shares. Please call 1-800-480-4111 for more information concerning all of the Fund’s other share classes.

4.	Bought by employees of:

•	Boston Financial Data Services, Inc. and its subsidiaries and affiliates.

•

Financial Intermediaries or financial institutions that have entered into dealer agreements with the Fund or the Distributor and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund shares). This waiver includes the employees’ immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Internal Revenue Code).

5.	Bought by:

•

Employer sponsored retirement, deferred compensation, employee benefit plans (including health savings accounts) and trusts used to fund those plans. Employer sponsored plans include 401(k) plans, 457 plans, 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and KEOGHs plans do not qualify under this waiver.

•

Financial Intermediaries, including affiliates of JPMorgan Chase, who have a dealer arrangement with the Distributor, act in a custodial capacity, or who place trades for their own accounts or for the accounts of their clients and who charge a management, asset allocation, consulting, or other fee for their services.

•

Financial Intermediaries who have entered into an agreement with the Distributor and have been approved by the Distributor to offer Fund shares to investment brokerage programs in which the end shareholder makes investment decisions independent of a financial advisor; these programs may or may not charge a transaction fee.

•	Tuition programs that qualify under Section 529 of the Internal Revenue Code.

•

A bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund or the Fund’s Distributor.

6.

Bought in connection with plans of reorganization of a J.P. Morgan Fund, such as mergers, asset acquisitions and exchange offers to which the Fund is a party. However, you may pay a CDSC when you redeem the Fund shares you received in connection with the plan of reorganization.

7.	Purchased in Individual Retirement Accounts (IRAs) established prior to September 2, 2014:

i.

That were established through a rollover from a qualified retirement plan for which J.P. Morgan Retirement Plan Services LLC had a contractual relationship to provide recordkeeping for the plan (an “RPS Rollover IRA”) or an IRA that was subsequently established in connection with the RPS Rollover IRA;

ii.	Where JPMorgan Institutional Investments Inc. continues to be the broker of record for the IRA; and

iii.	Where State Street Bank & Trust Company continues to serve as custodian for the IRA.

8.	Purchased in an account where the Distributor is the broker of record as of April 10, 2017.

To determine if you qualify for a sales charge waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Contingent Deferred Sales Charge (CDSC)

Certain redemptions of Class A and Class C Shares are subject to a CDSC. Please see “SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION” for the amount of the applicable CDSC. The CDSC is calculated by multiplying the original cost of the shares by the CDSC rate. For Class A Shares, the CDSC is calculated from the date of the purchase of the applicable shares. For Class C Shares, the Fund assumes that all purchases made in a given month were made on the first day of the month.

No CDSC is imposed on share appreciation, nor is a CDSC imposed on shares acquired through reinvestment of dividends or capital gains distributions.

To keep your CDSC as low as possible, the Fund will first redeem any shares that are not subject to a CDSC (i.e., shares that have been held for longer than the CDSC period or shares acquired through reinvestment of dividends or capital gains distributions), followed by the shares held for the longest time. You should retain any records necessary to substantiate historical costs because the Distributor, the Fund, the transfer agent and your Financial Intermediary may not maintain such information.

If you received Fund shares in connection with a fund reorganization, the CDSC applicable to your original shares (including the period of time you have held those shares) will be applied to the shares received in the reorganization.

Waiver of the Class A and Class C CDSC

No CDSC is imposed on redemptions of shares:

1.

If you participate in a Systematic Withdrawal Plan and withdraw no more than the amount permitted to be withdrawn without a CDSC. Please refer to Systematic Withdrawal Plan in the “HOW TO REDEEM” table below.

2.

Made due to the death or disability of a shareholder. For shareholders that become disabled, the redemption must be made within one year of initial qualification for Social Security disability payments or within one year of becoming disabled as defined in section 72(m)(7) of the Internal Revenue Code. This waiver is only available for accounts opened prior to the shareholder’s disability. In order to qualify for the waiver, the Distributor must be notified of the death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.

3.

That represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 70 1/2. If the shareholder maintains more than one IRA, only the assets in the IRA that is invested in one or more of the J.P. Morgan Funds are considered when calculating that portion of your required minimum distribution that qualifies for the waiver.

4.

That are part of the Fund-initiated event, such as mergers, liquidations, asset acquisitions, and exchange offers to which the Fund is a party, or result from a failure to maintain the required minimum balance in an account. However, you may pay a sales charge when you redeem the Fund shares you received in connection with the Fund-initiated event.

5.

Exchanged into the same share class of other J.P. Morgan Funds. Your new Fund will be subject to the CDSC of the Fund from which you exchanged and the current holding period is carried over to your new shares. Please read “Exchanging Fund Shares” for more information.

6.	For Class C Shares only, if your Financial Intermediary has notified the Distributor before you invest that it is waiving its commission.

7.	Sold as a return of excess contributions from an IRA Account.

8.	Sold to pay JPMDS or a Financial Intermediary account-related fees (only if the transaction is initiated by JPMDS or the Financial Intermediary).

To see if you qualify for a CDSC waiver, call 1-800-480-4111 or contact your Financial Intermediary. These waivers may not continue indefinitely and may be discontinued at any time without notice.

Repurchase Rights

If you redeem shares in a mutual fund, Repurchase Rights may allow you to reinvest or repurchase shares at net asset value during a defined time period.

1.

There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class A Shares of a J.P. Morgan Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

2.

There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Class I Shares of a J.P. Morgan Fund or acquired in an exchange of Class I Shares of a J.P. Morgan Fund for Class A Shares of the same Fund, but only if the purchase is made within 90 days of the sale or distribution. For purposes of this reinvestment policy, automatic transactions (for example, systematic purchases, systematic withdrawals, and payroll deductions) are not eligible. Appropriate documentation may be required.

3.

There is no sales charge on Class A Shares if they are bought with proceeds from the sale of Morgan Shares of the JPMorgan Prime Money Market Fund, provided that the Morgan Shares were acquired by an exchange from Class A Shares but only if the purchase is made within 90 days of the sale. Appropriate documentation may be required.

4.	If you repurchase Class C Shares within 90 days of a redemption, there will be no CDSC on the new Class C Shares. Appropriate documentation may be required.

Rule 12b–1 Fees

The Fund has adopted a Distribution Plan under Rule 12b-1 with respect to Class A and Class C Shares that allows it to pay distribution fees for the sale and distribution of those shares of the Fund. These fees are called “Rule 12b-1 fees.” Rule 12b-1 fees are paid by the Fund to the Distributor as compensation for its services and expenses in connection with the sale and distribution of Fund shares. The Distributor in turn pays all or part of these Rule 12b-1 fees to Financial Intermediaries that have agreements with the Distributor to sell shares of the Fund. The Distributor may pay Rule 12b-1 fees to its affiliates. Payments are not tied to actual expenses incurred.

The Rule 12b-1 fees (based on average daily net assets of the share class) vary by share class as follows:

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	0.75%
Class I	None
Class R5	None

Rule 12b-1 fees, together with the CDSC, help the Distributor sell Class C Shares without an upfront sales charge by defraying the costs of advancing brokerage commissions and other expenses paid to Financial Intermediaries.

Because Rule 12b-1 fees are paid out of Fund assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Networking and Sub-Transfer Agency Fees

J.P. Morgan Funds have entered into agreements directly with Financial Intermediaries pursuant to which the Fund will pay the Financial Intermediary for services such as networking or sub-transfer agency (collectively, the “Sub-TA Agreements”). Sub-TA Agreement payments are generally based on either (1) a percentage of the average daily net assets of clients serviced by such Financial Intermediary up to a set maximum dollar amount per shareholder account serviced, or (2) a per account fee based on the number of accounts serviced by such Financial Intermediary. Sub-TA Agreement payments are in addition to, rather than in lieu of, Rule 12b-1 fees the Financial Intermediary may also be receiving pursuant to agreements with the Distributor for classes with Rule 12b-1 fees. From time to time, JPMIM or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits.

Effective April 3, 2017, the J.P. Morgan Funds ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. After this date, payments to financial intermediaries for sub-transfer agency services will be made by the Distributor as shareholder servicing agent, from the service fee. From time to time, JPMIM or its affiliates may pay a portion of the sub-transfer agency fees at its or their own expense and out of its or their legitimate profits.

Service Fees

The Distributor, as shareholder servicing agent, receives an annual fee of up to the following fee (based on the average daily net assets of each class of the Fund).

Class	Service Fee
Class A	0.25%
Class C	0.25%
Class I	0.25%
Class R5	0.10%*

*	Effective April 3, 2017, the service fee charged to Class R5 Shares increased from 0.05% to 0.10% of average daily net assets.

The Distributor may enter into service agreements with Financial Intermediaries under which it will pay all or a portion of that fee to such Financial Intermediaries for performing shareholder and administrative services.

Class C Shares Conversion Feature

Class C Shares will be converted to Class A Shares in the following instances:

•

Beginning November 14, 2017, Class C Share positions will convert to Class A Shares after 10 years, calculated from the first day of the month of purchase and processed on the tenth business day of the anniversary month.

•

If Class C Shares held in an account with a third party broker of record are transferred to an account with the Distributor after April 21, 2017, those Class C Shares will be converted to Class A Shares on the tenth business day of the month following the transfer.

Because the share price of the Class A Shares may be higher than that of the Class C Shares at the time of conversion, you may receive fewer Class A Shares; however, the dollar value will be the same.

After conversion, your new shares will be subject to the lower Rule 12b-1 fees charged on Class A Shares. You will not be assessed any sales charges or fees for conversion of shares, nor will you be subject to any federal income tax as a result of the conversion. You will not pay any CDSC when you sell Class A Shares that have converted from Class C Shares.

PURCHASING FUND SHARES

You may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary.

This prospectus offers multiple share classes. Each share class has different sales charges and/or expenses. When deciding what share class to buy, you should consider the amount of your investment, the length of time you intend to hold the shares, the sales charges and expenses applicable to each share class and whether you qualify for any sales charge discounts. Please refer to “Choosing a Share Class” for investment minimums for initial and subsequent purchases and to help you determine which share class would be best for you.

Purchase and redemption orders will be accepted only on days that J.P. Morgan Funds are open for business. The Fund is open for business on each day the NYSE is open for trading. The NYSE is closed for trading on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A purchase or redemption order received by the Fund prior to the close of regular trading on the NYSE (normally 4:00 p.m. ET) (“Fund Close”), on a day the Fund is open for business, will be effected at that day’s NAV. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. An order received after the Fund Close will generally be effected at the NAV determined on the next business day. However, orders received by Financial Intermediaries on a business day prior to the Fund Close and communicated to the Fund prior to such time as agreed upon by the Fund and the Financial Intermediary will be effected at the NAV determined on the business day the order was received by the Financial Intermediary.

A purchase order must be supported by all appropriate documentation and information in the proper form. The Fund may refuse to honor incomplete purchase orders.

Share ownership is electronically recorded; therefore, no certificate will be issued. A shareholder who purchases shares of the Fund that accrues dividends daily will not accrue a dividend on the day of the purchase.

If you purchase shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your purchase order to the Fund. Your Financial Intermediary may have an earlier cut-off time for purchase orders.

If you purchase shares directly with the Fund, see the information below.

HOW TO PURCHASE DIRECTLY WITH THE J.P. MORGAN FUNDS
	Opening a New Account	Purchasing into an Existing Account

By Phone or Online

1-800-480-4111

Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET.

www.jpmorganfunds.com

Note: Certain account types are not available for online account access. Please call for additional information.

A new account generally may not be opened by phone or online. With respect to Class R5 Shares, a new account may not be opened by phone or online.

Employees of JPMorgan Chase & Co. may open a new account online.

A new fund position can be added to an existing account by phone or online if you have bank information on file. The minimum initial investment requirement must be met.

You must already have bank information on file. If we do not have bank information on file, you must submit written instructions. Please call for instructions on how to add bank information to your account.

By Mail Regular mailing address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528	Mail the completed and signed application with a check to our Regular or Overnight mailing address. Refer to the Additional Information Regarding Purchases section	Please mail your check and include your name, the Fund name, and your fund account number.
Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809

All checks must be made payable to one of the following:

•     J.P. Morgan Funds; or

•     The specific Fund in which you are investing.

Please include your existing account number, if applicable.

All checks must be in U.S. dollars. The J.P. Morgan Funds do not accept credit cards, cash, starter checks, money orders or credit card checks. The Fund reserves the right to refuse “third-party” checks and checks drawn on non-U.S. financial institutions even if payment may be effected through a U.S. financial institution. Checks made payable to any individual or company and endorsed to J.P. Morgan Funds or the Fund are considered third-party checks.

By ACH or Wire[1]

1-800-480-4111

Wire Instructions:

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Attn: J.P.Morgan Funds Services

ABA: 021 000 021

DDA: 323 125 832

FBO: Fund Name

Fund: Fund #

Account: Your Account # and Your Account Registration

You may include bank information on your application for your initial purchase to be processed via Automated Clearing House (ACH) rather than sending a check.

New accounts cannot be opened by wire purchase.

Purchase by ACH: To process a purchase via ACH using bank information on file you may call us or process the purchase online.

Purchase by Wire: If you choose to pay by wire, please call to notify the Fund of your purchase. You must also initiate the wire with your financial institution.

Systematic Investment Plan[1]	You may include instructions to set up a Systematic Investment Plan on your application. Bank Information must be included. Refer to Choosing A Share Class for fund minimums.

If bank information is on file, you may call, go online or mail written instructions to start, edit or delete a Systematic Investment Plan.

You cannot have a Systematic Investment Plan and a Systematic Withdrawal Plan or Systematic Exchange Plan on the same fund account.

If bank information is not on file, you will be required to submit a completed form with your bank information and Systematic Investment Plan details.

[1]

The Fund currently does not charge for these services, but may impose a charge in the future. However, your bank may impose a charge for debiting your bank account. The Systematic Investment Plan is not available for Class R5 Shares.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions for Class A, Class C and Class I Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make purchases over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Purchases

Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential or business street address, date of birth (for an individual), and other information that will allow us to identify you, including your social security number, tax identification number or other identifying number. The J.P. Morgan Funds cannot waive these requirements. The Fund is required by law to reject your Account Application if the required identifying information is not provided.

We will attempt to collect any missing information required on the Account Application by contacting either you or your Financial Intermediary. If we cannot obtain this information within the established time frame, your Account Application will be rejected. Amounts received prior to receipt of the required information will be held un-invested and will be returned to you without interest if your Account Application is rejected. If the required information is obtained, your investment will be accepted and you will pay the NAV per share next calculated after all of the required information is received, plus any applicable sales charge.

Once we have received all of the required information, federal law requires us to verify your identity. After an account is opened, we may restrict your ability to purchase additional shares until your identity is verified. If we are unable to verify your identity within a reasonable time, the Fund reserves the right to close your account at the current day’s NAV per share. If your account is closed for this reason, your shares will be redeemed at the NAV per share next calculated after the account is closed, less any applicable CDSC or fees. In addition, you will not be entitled to recoup any sales charges paid to the Fund in connection with your purchase of Fund shares.

Purchases by wire may be canceled if J.P. Morgan Funds Services does not receive payment by 4:00 p.m. ET on the settlement date. You will be responsible for any expenses and/or losses to the Fund.

EXCHANGING FUND SHARES

An exchange is selling shares of one J.P. Morgan Fund and taking the proceeds to simultaneously purchase shares of another J.P. Morgan Fund. Before making an exchange request, you should read the prospectus of the J.P. Morgan

Fund whose shares you would like to purchase by exchange. You can obtain a prospectus for any J.P. Morgan Fund by contacting your Financial Intermediary, by visiting www.jpmorganfunds.com, or by calling 1-800-480-4111.

EXCHANGE PRIVILEGES

Class A Shares of the Fund may be exchanged for:

•      Class A Shares of another J.P. Morgan Fund,

•      Morgan Shares of a J.P. Morgan money market fund (except for JPMorgan Prime Money Market Fund), or

•      Another share class of the same Fund if you are eligible to purchase that class.

Class C Shares of the Fund may be exchanged for:

•      Class C Shares of another J.P. Morgan Fund (except for JPMorgan Prime Money Market Fund). Your new Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and the current holding period for your exchanged Class C Shares is carried over to your new shares.

•      Class I or Class L Shares, if available, of the same fund provided you meet the eligibility requirements for the class you are exchanging into. In addition, the Class C Shares that you wish to exchange must not currently be subject to any CDSC.

Class I Shares of the Fund may be exchanged for:

•      Class I Shares of another J.P. Morgan Fund, or

•      Another share class of the same Fund if you are eligible to purchase that class.

Class R5 Shares of the Fund may be exchanged for:

•      Class R5 Shares of another J.P. Morgan Fund, or

•      Another share class of the same Fund if you are eligible to purchase that class.

In general, the same rules and procedures that apply to redemptions and purchases apply to exchanges:

•	All exchanges are subject to meeting any investment minimum or eligibility requirements of the new Fund and class.

•	The J.P. Morgan Funds will provide 60 days’ written notice of any termination of or material change to your exchange privilege.

•	All exchanges are based upon the net asset value that is next calculated after the Fund receives your order, provided the exchange out of one Fund must occur before the exchange into the other Fund.

•

In order for an exchange to take place on the date that the order is submitted, the order must be received prior to the close of both the Fund that you wish to exchange into and the Fund that you wish to exchange out of, otherwise, the exchange will occur on the following business day on which both Funds are open.

•

A shareholder that exchanges into shares of the Fund that accrues dividends daily, including a money market fund, will not accrue a dividend on the day of the exchange. A shareholder that exchanges out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the exchange.

•

The exchange privilege is not intended as a way for you to speculate on short-term movements in the market. Therefore, to prevent disruptions in the management of J.P. Morgan Funds, certain J.P. Morgan Funds limit excessive exchange activity as described in the “Frequent Trading Policy” section. Your exchange privilege will be limited or revoked if the exchange activity is considered excessive. In addition, any J.P. Morgan Fund may reject any exchange request for any reason, including if it is not in the best interests of the Fund and/or its shareholders to accept the exchange.

•

For Class A and Class C Shares only, you can set up a systematic exchange program to automatically exchange shares on a regular basis. However, you cannot have simultaneous systematic investment plans for the same Fund. You may call 1-800-480-4111 for complete instructions.

Generally, you will not pay a sales charge on an exchange except as specified below.

If you exchange Class A Shares or Class C Shares of the Fund that are subject to a CDSC for Class A or Class C Shares, respectively, of another Fund, you will not pay a CDSC at the time of the exchange, however:

1.	Your new Class A Shares or Class C Shares will be subject to the CDSC of the Fund from which you exchanged, and

2.	The current holding period for your exchanged Class A Shares or Class C Shares, is carried over to your new shares.

If you exchange Class A Shares of the Fund that is subject to a CDSC into Morgan Shares of a J.P. Morgan money market fund, you will be subject to the applicable CDSC at the time of the exchange.

Tax Consequences on Exchanges

Generally, an exchange between J.P. Morgan Funds is considered a sale and generally results in a capital gain or loss for federal income tax purposes. An exchange between classes of shares of the same Fund is generally not taxable for federal income tax purposes. You should talk to your tax advisor before making an exchange.

REDEEMING FUND SHARES

If you sell shares through your Financial Intermediary, contact your investment representative for their requirements and procedures. If a Financial Intermediary holds your shares, it is the responsibility of the Financial Intermediary to send your redemption order to the Fund. Your Financial Intermediary may have an earlier cut-off time for redemption orders.

If you sell shares directly with the Fund, see the information below.

Your redemption proceeds may be mailed to you at your address of record1, wired, or sent by ACH to a pre-existing bank account on file.

HOW TO REDEEM
By Phone or Online Note: certain account types are not available for online account access.	Call us at 1-800-480-4111 Shareholder Services representatives are available Monday through Friday from 8:00 am to 7:00 pm ET. www.jpmorganfunds.com
By Mail	Regular Mailing Address: J.P. Morgan Funds Services P.O. Box 8528 Boston, MA 02266-8528 Overnight mailing address: J.P. Morgan Funds Services 30 Dan Road Canton, MA 02021-2809
Systematic Redemption Plan[2] Note: The Fund currently does not charge for this service, but may impose a charge in the future.

You may include instructions to set up a Systematic Redemption Plan on your application. Payment instructions must be included.

You may call, or mail written instructions to start, edit or delete a Systematic Redemption Plan.

You may send a written redemption request to your Financial Intermediary, if applicable, or to the Fund at the following address:

J.P. Morgan Funds Services

P.O. Box 8528

Boston, MA 02266-8528

You may redeem over the phone. Please see “Can I redeem by phone?” for more information.

If you own Class A or Class C Shares, the applicable CDSC will be deducted from those payments unless such payments are made: [3]

•      Monthly and constitute no more than 1/12 of 10% of your then-current balance in the Fund each month; or

•      Quarterly and constitute no more than 1/4 of 10% of your then-current balance in the Fund each quarter.

It may not be in your best interest to buy additional Class A Shares while participating in a Systematic Withdrawal Plan. This is because Class A Shares have an upfront sales charge.

[1]	You cannot request a redemption by check to be sent to an address updated within 15 days.

[2]

If the amount of the systematic payment exceeds the income earned by your account since the previous payment under the Systematic Redemption Plan, payments will be made by redeeming some of your shares. This will reduce the amount of your investment, up to possibly closing your account. The Systematic Redemption Plan is not available for Class R5 Shares.

[3]	Your current balance in the Fund for purposes of these calculations will be determined by multiplying the number of shares held by the last calculated NAV per share of the applicable class.

You may redeem some or all of your shares on any day that the Fund is open for business. You will not be permitted to enter a redemption order for shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction for five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared (sometimes referred to as uncollected shares).

If the Fund or Financial Intermediary receives your redemption order before the close of the NYSE (normally 4 p.m. ET or before 4:00 p.m. ET, if the NYSE closes before 4:00 p.m. ET), you will receive the NAV per share calculated after your redemption order is received in good order (meaning that it includes the information required by, and complies with security requirements implemented by, the Fund’s transfer agent or the Fund), minus the amount of any applicable CDSC or fees. Your Financial Intermediary may have an earlier cut-off time for redemption orders and may charge a fee to process redemption of shares. A shareholder that redeems out of shares of the Fund that accrues a daily dividend will accrue a dividend on the day of the redemption.

All redemption requests must be supported by valid identity authentication, the appropriate documentation (if applicable) and any necessary information in good order. Additional information may be required depending on the situation.

For accounts held directly with the Fund, the length of time that the Fund typically expects to pay redemption proceeds depends on whether payment is made by ACH, wire or check. The Fund typically expects to make payments of redemption proceeds by wire or ACH on the next business day following receipt of the redemption order by the Fund. For payment by check, the Fund typically expects to mail the check on the next business day following receipt of the redemption order by the Fund.

For accounts held through Financial Intermediary, the length of time that the Fund typically expects to pay redemption proceeds depends on the method of payment and the agreement between the Financial Intermediary and the Fund. For redemption proceeds that are paid directly to you by the Fund, the Fund typically expects to make payments by wire or ACH or by mailing a check on the next business day following the Fund’s receipt of a redemption order from the Financial Intermediary. For payments that are made to your Financial Intermediary for transmittal to you, the Fund expects to pay redemption proceeds to the Financial Intermediary within 1 to 3 business days following the Fund’s receipt of the redemption order from the Financial Intermediary.

Payment of redemption proceeds may take longer than the time the Fund typically expects and may take up to seven days as permitted by the Investment Company Act of 1940.

Transactions by phone, fax or the Internet

You may access your account and conduct certain transactions for Class A, Class C and Class I Shares using phone, fax or the J.P. Morgan Funds website. Phone conversations are recorded. The J.P. Morgan Funds and their agents use reasonable procedures to verify the identity of the shareholder. If these procedures are followed, the J.P. Morgan Funds and their agents are not liable for any losses, liability, cost or expenses (including attorney fees) that may occur from acting on unauthorized or fraudulent instructions. Therefore please take precautions to protect your account information and immediately review account statements or other information provided to you. In addition, a confirmation is sent promptly after a transaction. Please review it carefully and contact J.P. Morgan Funds Services or your Financial Intermediary immediately about any transaction you believe to be unauthorized. You may revoke your right to make redemptions over the phone or by mailing written instructions to us.

You may not always reach J.P. Morgan Funds Services by phone or online. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your Financial Intermediary. We may modify or cancel the ability to purchase or redeem shares online or by phone without notice.

Additional Information Regarding Redemptions

Medallion signature guarantees may be required if:

•	You want to redeem shares with a value of $50,000 or more and you want to receive your proceeds in the form of a check; or

•	You want your payment sent to an address, bank account or payee other than the one currently designated on your Fund account.

The Fund may refuse to honor incomplete redemption orders.

The Fund may suspend your ability to redeem when:

1.	Trading on the NYSE is restricted;

2.	The NYSE is closed (other than weekend and holiday closings);

3.	Federal securities laws permit;

4.	The SEC has permitted a suspension; or

5.	An emergency exists, as determined by the SEC.

You generally will recognize a gain or loss on a redemption for federal income tax purposes. You should talk to your tax advisor before making a redemption.

Generally, all redemptions will be for cash. The J.P. Morgan Funds typically expect to satisfy redemption requests by selling portfolio assets or by using holdings of cash or cash equivalents. On a less regular basis, the Fund may also satisfy redemption requests by borrowing from another Fund, by drawing on a line of credit from a bank, or using other short-term borrowings from its custodian. These methods may be used during both normal and stressed market conditions. In addition to paying redemption proceeds in cash, if you redeem shares worth $250,000 or more, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. If you receive a redemption in-kind, securities received by you may be subject to market risk and you could incur taxable gains and brokerage or other charges in converting the securities to cash. While the Fund does not routinely use redemptions in-kind, the Fund reserves the right to use redemptions in-kind to manage the impact of large redemptions on the Fund. Redemption in-kind proceeds will typically be made by delivering a pro-rata amount of the Fund’s holdings that are readily marketable securities to the redeeming shareholder within seven days after the Fund’s receipt of the redemption order.

MINIMUM ACCOUNT BALANCE

Due to the relatively high cost of maintaining small accounts, if your account value falls below the required minimum balance, the Fund reserves the right to redeem all of the remaining shares in your account and close your account or charge an annual below minimum account fee of $10 per Fund. This fee only applies to Class A and Class C accounts and Class I accounts held by employees. Before either of these actions is taken, you will be given 60 days advance written notice in order to provide you with time to increase your account balance to the required minimum, by purchasing sufficient shares, in accordance with the terms of this prospectus. Accounts participating in a qualifying Systematic Investment Plan will not be subject to redemption fees or the imposition of the $10 fee as long as the systematic payments to be made will increase the account value above the required minimum balance within one year of the establishment of the account.

1.	To collect the $10 below minimum account fee, the Fund will redeem $10 worth of shares from your account. Shares redeemed for this reason will not be charged a CDSC, if applicable.

2.	If your account falls below the required minimum balance and is closed as a result, you will not be charged a CDSC, if applicable.

Closings, Reorganizations and Liquidations

To the extent authorized by law, the Fund reserves the right to discontinue offering shares at any time, to merge or reorganize itself or a share class, or to cease operations and liquidate at any time.

FREQUENT TRADING POLICY

J.P. Morgan Funds do not authorize market timing and, except for the Funds identified below, use reasonable methods to identify market timers and to prevent such activity. However, there can be no assurance that these methods will prevent market timing or other trading that may be deemed abusive. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. Although market timing may affect any Fund, these risks may be higher for Funds that invest significantly in non-U.S. securities or thinly traded securities (e.g., certain small cap securities), such as international, global or emerging market funds or small cap funds. For example, when the Fund invests in securities trading principally in non-U.S. markets that close prior to the close of the NYSE, market timers may seek to take advantage of the difference between the prices of these securities at the close of their non-U.S. markets and the value of such securities when the Fund calculates its net asset value.

J.P. Morgan Funds or the Distributor will prohibit any purchase order (including exchanges) with respect to one investor, a related group of investors or their agent(s) where they detect a pattern of either purchases and sales of one of the J.P. Morgan Funds, or exchanges between or among J.P. Morgan Funds, that indicates market timing or trading that they determine is abusive.

Although J.P. Morgan Funds use a variety of methods to detect and deter market timing, there is no assurance that the Funds’ own operational systems and procedures will identify and eliminate all market timing strategies. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Funds. While the Funds seek to monitor for market timing activities in omnibus accounts, the netting effect limits the Funds’ ability to locate and eliminate individual market timers. As a result, the Funds are often dependent upon Financial Intermediaries who utilize their own policies and procedures to identify market timers. These policies and procedures may be different than those utilized by the Funds.

The Boards of J.P. Morgan Funds have adopted various policies and procedures to identify market timers, including reviewing “round trips” in and out of J.P. Morgan Funds by investors. A “round trip” includes a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the same Fund. If the Distributor detects that you have completed two round trips within 60 days in the same Fund, the Distributor will reject your purchase and exchange orders for a period of at least 90 days. For subsequent violations, the Distributor may, in its sole discretion, reject your purchase and exchange orders temporarily or permanently. In identifying market timers, the Distributor may also consider activity of accounts that it believes to be under common ownership or control.

J.P. Morgan Funds have attempted to put safeguards in place to assure that Financial Intermediaries have implemented procedures designed to deter market timing and abusive trading. Despite these safeguards, there is no assurance that the Funds will be able to effectively identify and eliminate market timing and abusive trading in the Funds particularly with respect to omnibus accounts.

J.P. Morgan Funds will seek to apply the Funds’ market timing policies and restrictions as uniformly as practicable to accounts with the Funds, except with respect to the following:

1.	Trades that occur through omnibus accounts at Financial Intermediaries as described above;

2.	Purchases, redemptions and exchanges made on a systematic basis;

3.	Automatic reinvestments of dividends and distributions;

4.

Purchases, redemptions or exchanges that are part of a rebalancing program, such as a wrap, advisory or bona fide asset allocation program, which includes investment models developed and maintained by a financial intermediary;

5.	Redemptions of shares to pay fund or account fees;

6.	Transactions initiated by the trustee or adviser to a donor-advised charitable gift fund;

7.	Transactions in Section 529 college savings plans;

8.	Transactions in Fund of Fund Products; and

9.	Transactions within a Retirement account such as:

•	Shares redeemed to return an excess contribution;

•	Transactions initiated by sponsors of group employee benefit plans or other related accounts;

•	Retirement plan contributions, loans, distributions, and hardship withdrawals;

•	IRA re-characterizations and conversions; and

•	IRA purchases of shares by asset transfer or direct rollover.

In addition to rejecting purchases, in connection with suspected market timing activities, the Distributor can reject a purchase (including purchases for the Funds listed below) for any reason, including purchases that it does not think are in the best interests of the Fund and/or its shareholders or if it determines the trading to be abusive. Your Financial Intermediary may also have additional procedures for identifying market timers and rejecting or otherwise restricting purchases and/or exchanges.

Certain J.P. Morgan Funds are intended for short-term investment horizons and do not monitor for market timers or prohibit such short-term trading activity. Those Funds are the JPMorgan Short Duration Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund, JPMorgan Treasury & Agency Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Managed Income Fund, JPMorgan Ultra-Short Municipal Fund and the J.P. Morgan Money Market Funds. Although these Funds are managed in a manner that is consistent with their investment objectives, frequent trading by shareholders may disrupt their management and increase their expenses.

VALUATION

Shares are purchased at net asset value (NAV) per share, plus a sales charge, if any. This is also known as the offering price. Shares are also redeemed at NAV, minus any applicable CDSC. The NAV of each class within the Fund varies, primarily because each class has different class-specific expenses such as distribution and service fees.

The NAV per share of a class of the Fund is equal to the value of all the assets attributable to that class, minus the liabilities attributable to that class, divided by the number of outstanding shares of that class. The following is a summary of the procedures generally used to value J.P. Morgan Funds’ investments.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, may be valued at fair value in accordance with policies and procedures adopted by the J.P. Morgan Funds’ Board of Trustees. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service, as applicable. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the Statement of Additional Information.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end investment companies are valued at their respective NAVs.

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Options traded on foreign exchanges or U.S. commodity exchanges are valued at the settled price, or if no settled price is available, at the last sale price available prior to the calculation of the Fund’s NAV and will be fair valued by applying fair value factors provided by independent pricing services, as applicable, for any options involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade. Any futures involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Any derivatives involving equity reference obligations listed on exchanges other than North American, Central American, South American or Caribbean securities exchanges will be fair valued by applying fair value factors provided by independent pricing services, as applicable.

NAV is calculated each business day as of the close of the NYSE, which is typically 4:00 p.m. ET. On occasion, the NYSE will close before 4:00 p.m. ET. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m., ET if the particular disruption or closure directly affects only the NYSE. The price at which a purchase is effected is based on the next calculation of NAV after the order is received in proper form in accordance with this prospectus. To the extent the Fund invests in securities that are primarily listed on foreign exchanges or other markets that trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem your shares.

DISTRIBUTIONS AND TAXES

The Fund has elected to be treated and intends to qualify each year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. The Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Fund can earn income and realize capital gain. The Fund deducts any expenses and then pays out the earnings, if any, to shareholders as distributions.

The Fund generally distributes net investment income, if any, at least annually. The Fund will distribute net realized capital gains, if any, at least annually. For each taxable year, the Fund will distribute substantially all of its net investment income and net realized capital gains.

You have the following options for your distributions. You may:

•	Reinvest all distributions in additional Fund shares;

•	Take distributions of net investment income in cash and reinvest distributions of net capital gain in additional shares;

•	Take distributions of net capital gain in cash and reinvest distributions of net investment income; or

•	Take all distributions in cash.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class without a sales charge. If you take your distributions in cash, you can choose to have a check mailed to your address of record or you can have them deposited into a pre-assigned bank account. The taxation of the dividends will not be affected whether you have them deposited into a bank account or sent by check.

Distributions of net investment income generally are taxable as ordinary income. Dividends of net investment income paid to a non-corporate U.S. shareholder that are properly reported as qualified dividend income generally will be taxable to such shareholder at preferential rates. The maximum individual rate applicable to “qualified dividend income” is either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. The amount of dividend income that may be so reported by the Fund generally will be limited to the aggregate of the eligible dividends received by the Fund. In addition, the Fund must meet certain holding period and other requirements with respect to the shares on which the Fund received the eligible dividends, and the non-corporate U.S. shareholder must meet certain holding period and other requirements with respect to the Fund shares. Dividends of net investment income that are not reported as qualified dividend income and dividends of net short-term capital gain will be taxable as ordinary income.

Distributions of net capital gain (that is, the excess of the net gains from the sale of investments that the Fund owned for more than one year over the net losses from investments that the Fund owned for one year or less) that are properly reported by the Fund as capital gain dividends will be taxable as long-term capital gain, regardless of how long you have held your shares in the Fund. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions of net short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders as ordinary income. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

If you buy shares of the Fund just before a distribution, you will be subject to tax on the entire amount of the taxable distribution you receive. Distributions are taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid for your Fund shares). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as long-term or short-term gain, depending upon how long you have held your shares.

The Fund’s investments in certain debt securities and derivative instruments may cause the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to liquidate other investments in its portfolio that it otherwise would have continued to hold, including when it is not advantageous to do so. The Fund’s investment in REIT securities also may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distributions could constitute a return of capital to Fund shareholders for federal income tax purposes.

The Fund’s transactions in futures contracts, short sales, swaps and other derivatives will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund’s use of these types of transactions may result in the Fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

The extent to which the Fund can invest in master limited partnerships is limited by the Fund’s intention to qualify as a regulated investment company under the Internal Revenue Code.

Please see the Statement of Additional Information for additional discussion of the tax consequences of the above-described and other investments to the Fund and its shareholders.

The dates on which net investment income and capital gain dividends, if any, will be distributed are available online at www.jpmorganfunds.com.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The Fund is not intended for foreign shareholders. Any foreign shareholders would generally be subject to U.S. tax-withholding on distributions by the Fund, as discussed in the Statement of Additional Information.

Distributions by the Fund to retirement plans and other entities that qualify for tax-exempt or tax-deferred treatment under federal income tax laws will generally not be taxable. Special tax rules apply to investments through such plans. The tax considerations described in this section do not apply to such tax-exempt or tax-deferred entities or accounts. You should consult your tax advisor to determine the suitability of the Fund as an investment and the tax treatment of distributions.

Any investor for whom the Fund does not have a valid Taxpayer Identification Number may be subject to backup withholding.

The above is a general summary of tax implications of investing in the Fund. Because each investor’s tax consequences are unique, please consult your tax advisor to see how investing in the Fund and, for individuals and S corporations, selection of a particular cost method of accounting will affect your own tax situation.

IMPORTANT TAX REPORTING CONSIDERATIONS

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of Fund shares purchased after January 1, 2012 unless you instruct the Fund in writing at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Fund will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals.

Not all cost basis methods are available. Please contact the Fund at J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528 for more information on the available methods for cost basis reporting. To determine which available cost basis method is best for you, you should consult with your tax advisor. Please note that you will be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012 to the IRS as such information will not be reported by the Fund and may not be maintained by your Financial Intermediary.

Your Financial Intermediary or the Fund (if you hold your shares in the Fund direct account) is also required to report gains and losses to the IRS in connection with redemptions of shares by S corporations. If a shareholder is a corporation and has not instructed the Fund that it is a C corporation in its account application or by written instruction to J.P. Morgan Funds Services, P.O. Box 8528, Boston, MA 02266-8528, the Fund will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDER STATEMENTS AND REPORTS

The J.P. Morgan Funds or your Financial Intermediary will send you transaction confirmation statements and quarterly account statements. Please review these statements carefully. The Fund will correct errors if notified within one year of the date printed on the transaction confirmation or account statement, except that, with respect to unfulfilled Letters of Intent, the Fund may process corrections up to 15 months after the date printed on the transaction confirmation or account statement. Your Financial Intermediary may have a different cut-off time. J.P. Morgan Funds will charge a fee for requests for statements that are older than two years. Please retain all of your statements, as they could be needed for tax purposes.

To reduce expenses and conserve natural resources, the J.P. Morgan Funds will deliver a single copy of prospectuses and financial reports to individual investors who share a residential address, provided they have the same last name or the J.P. Morgan Funds reasonably believe they are members of the same family. If you would like to receive separate mailings, please call 1-800-480-4111 and the Fund will begin individual delivery within 30 days. If you would like to receive these documents by e-mail, please visit www.jpmorganfunds.com and sign up for electronic delivery.

If you hold your Fund shares directly, you may access your account statements at www.jpmorganfunds.com.

After each fiscal half year you will receive a financial report from the Fund. In addition, the Fund will periodically send you proxy statements and other reports.

If you have any questions or need additional information, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528, call 1-800-480-4111 or visit www.jpmorganfunds.com.

AVAILABILITY OF PROXY VOTING RECORD

The Trustees for the Fund have delegated the authority to vote proxies for securities owned by the Fund to the Fund’s adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or on J.P. Morgan Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each portfolio security, and will state how each vote was cast, for example, for or against the proposal.

PORTFOLIO HOLDINGS DISCLOSURE

No sooner than 30 days after the end of each month, the Fund will make available upon request the uncertified, complete schedule of its portfolio holdings as of the last day of that month.

Not later than 60 days after the end of each fiscal quarter, the Fund will make available upon request a complete schedule of its portfolio holdings as of the last day of that quarter.

The Fund will post these quarterly schedules on the J.P. Morgan Funds’ website at www.jpmorganfunds.com and on the SEC’s website at www.sec.gov.

In addition, from time to time, the Fund may post portfolio holdings on the J.P. Morgan Funds’ website on a more frequent basis.

The Fund may disclose the Fund’s 10 largest portfolio holdings and the percentage that each of these 10 holdings represent of the Fund’s portfolio as of the most recent month’s end, online at www.jpmorganfunds.com, no sooner than 10 calendar days after month’s end.

In addition, the top five holdings that contributed to Fund performance and top five holdings that detracted from Fund performance may be posted on the J.P. Morgan Funds’ website at www.jpmorganfunds.com no sooner than 10 calendar days after month end.

Shareholders may request portfolio holdings schedules at no charge by calling 1-800-480-4111. A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Statement of Additional Information.

Glossary of Common Investment Terminology

For the purpose of the “INVESTING WITH J.P. MORGAN FUNDS” section, references to “account” and “Fund” are not interchangeable. Fund refers to an individual mutual fund position. An account may be invested in a single Fund or multiple Funds.

Breakpoints — Differences in sales charges that are assessed based on the amount of purchases. The larger the investment, the lower the sales charge.

Capital Gains Distribution — Payment to mutual fund shareholders of gains realized on securities that a Fund has sold at a profit, minus any realized losses.

Contingent Deferred Sales Charge (CDSC) — A back-end sales charge imposed when shares are redeemed from a Fund. This fee usually declines over time.

Dividend Distribution — Payment to mutual fund shareholders of income from interest or dividends generated by a Fund’s investments.

Financial Intermediaries — Include financial advisors, investment advisers, brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others, including various affiliates of JPMorgan Chase, that have entered into agreements with the Distributor and/or shareholder servicing agent. Shares purchased this way will typically be held for you by the Financial Intermediary.

Group Retirement Plans — Refers to employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans. To satisfy eligibility requirements, the plan must be a group plan (more than one participant), the shares cannot be held in a commission-based brokerage account and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan recordkeeper.

Group Retirement Plans include group employer-sponsored 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 401(k) or individual 403(b) plans are not considered group retirement plans.

Institutional Investors — Include fee-based “wrap” account sponsors (provided they have an agreement covering the arrangement with the Distributor), corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, state, county, city or any instrumentality, department, authority or agency thereof, and banks, trust companies or other depository institutions investing for their own account or on behalf of their clients.

Letter of Intent (LOI) — A Letter of Intent is signed by an investor stating the investor’s intention to buy a specified amount over a period of 13 months in order to receive a reduced front-end sales charge. Each purchase the investor makes during the 13 month period will receive the sales charge and breakpoint discount that applies to the total amount specified in the Letter of Intent. If the amount is not met within the 13 month period, the investor must pay the Distributor the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid.

Medallion Signature Guarantee — A special stamp used to verify the authenticity of certain documents. It is a guarantee by a financial institution that the signature is genuine and the financial institution accepts liability for any forgery. Medallion signature guarantees protect shareholders by preventing unauthorized transfer of assets that could result in monetary losses to the investor due to fraud. Medallion guarantee stamps can be obtained at many bank branches or brokerage firms.

Required Minimum Distribution (RMD) — The distribution amount that Traditional, SEP, and SIMPLE IRA owners must begin to take from their retirement accounts by April 1st the year after they reach age 70 1/2.

Rights of Accumulation (ROA) — When utilizing “rights of accumulation,” the investor can combine the current market value of any existing qualifying holdings and account types with the amount of the current purchase to qualify for a breakpoint and reduced front-end sales charge on the current purchase.

Uncollected Shares — Shares purchased directly through J.P. Morgan Funds Services by check or through an ACH transaction are not available for redemption for up to five business days following the acceptance of a purchase order unless you provide satisfactory proof that your purchase check or ACH transaction has cleared.

Wire or ACH — refers to the method used for payment or redemptions. Movement of money by wire is typically faster than money sent by ACH (Automated Clearing House). While J.P. Morgan Funds does not charge for either method, your bank may charge a fee for these services.

Exhibit 1 — Financial Intermediary-Specific Sales Charge Waivers

WAIVERS APPLICABLE TO PURCHASE THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI. In all instances, it is the purchaser’s responsibility to notify Merrill Lynch at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. With regard to these waivers and discounts, Merrill Lynch is responsible for the implementation on the Merrill Lynch platform or accounts.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan

Exchanges as described in this prospectus.

Shares purchased through a Merrill Lynch affiliated investment advisory program

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

Shares of funds purchased through the Merrill Edge Self-Directed platform

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

Employees and registered representatives of Merrill Lynch or its affiliates and their family members as defined by Merrill Lynch.

Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same retail brokerage account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Merrill Lynch Rights of Reinstatement)

CDSC Waivers on Class A and Class C Shares available at Merrill Lynch

Death or disability of the shareholder

Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

Shares acquired through Merrill Lynch Rights of Reinstatement

Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to Class A and Class C shares only). Merrill Lynch will pay the Distributor a prorated portion of the applicable CDSC the Distributor would have received when the exchange occurs. The Distributor will receive the amount of the CDSC minus the amount of Rule 12b-1 fees that it has already received during the holding period.

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation and Letters of Intent (as described in this prospectus)

Breakpoints.

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

WAIVERS APPLICABLE TO PURCHASE THROUGH LPL FINANCIAL

Shareholders purchasing Fund shares through LPL Financial’s Mutual Fund Only Platform are eligible only for the following front-end sales charge waivers for Class A Shares, which differ from those disclosed elsewhere in this Fund’s prospectus or SAI:

Sales charges will be waived for Class A Shares bought by clients of LPL Financial who are accessing the J.P. Morgan Funds through LPL Financial’s mutual fund only platform.

Effective August 18, 2017, this section in the “Exhibit 1 — Financial lntermediary-Specific Sales Charge Waivers” section of the prospectus will be amended to include the following new waiver applicable to purchases of Class A Shares:

For accounts where LPL Financial is listed as the broker dealer, the following waiver replaces the first bullet point under item five in “Waiver of the Class A Sales Charge” under the “Sales Charges and Financial Intermediary Compensation” section of the prospectus:

Class A Shares may be purchased without a sales charge by Group Retirement Plans which are employer sponsored retirement, deferred compensation. employee benefit plans (including health savings accounts) and trusts used to fund those plans. Please note that no new Group Retirement Plans (as defined in the Glossary) will be permitted to invest in Class A Shares after 4/3/2017.

To satisfy eligibility requirements, the plan must be a Group Retirement Plan (more than one participant), the shares cannot be held in a commission-based brokerage account at LPL and

•	Shares must be held at a plan level or

•	Shares must be held at the Fund level through an omnibus account of a retirement plan record-keeper

Group Retirement Plans include group employer-sponsored 40l(k) plans. 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, retiree health benefit plans and non-qualified deferred compensation plans. Traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, KEOGHs, individual 40l(k) or individual 403(b) plans do not quality under this waiver.

With regard to these waivers, LPL Financial is responsible for the implementation on its platform.

APPENDIX D INTERESTS OF CERTAIN PERSONS

Only shareholders of record of the Acquired Fund at the close of business on the Record Date are entitled to receive notice of, and to vote at, the Meeting and at any postponement of adjournment thereof. The chart below lists the number of shares of the Acquired Fund that were outstanding and entitled to vote as of the close of business on the Record Date:

Shares Outstanding on Record Date
JPMorgan Dynamic Growth Fund	10,011,220.474

As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Fund or Acquiring Fund. Shareholders indicated below holding greater than 25% or more of a Fund are “controlling persons” of that Fund under the 1940 Act.

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
JPMorgan Dynamic Growth Fund
Class A Shares
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	64.11%	11.77%	0.36%

	J. P. MORGAN SECURITIES LLC** FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	14.50%	2.66%	0.08%
Class C Shares
	J. P. MORGAN SECURITIES LLC** FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	39.29%	1.79%	0.05%

	LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	14.22%	0.65%	0.02%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	8.45%	0.38%	0.01%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	7.98%	0.36%	0.01%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	5.73%	0.26%	0.01%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	5.49%	0.25%	0.01%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
Class I Shares
	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	36.39%	6.87%	0.21%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	27.89%	5.27%	0.16%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	8.40%	1.59%	0.05%

	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	7.81%	1.48%	0.04%
Class R5 Shares
	JPMIM AS AGENT FOR** JPMORGAN INVESTOR BALANCED FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	52.18%	30.37%	0.92%

	JPMIM AS AGENT FOR** JPMORGAN INVESTOR CONSERVATIVE GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	23.11%	13.45%	0.41%

	JPMIM AS AGENT FOR** JPMORGAN INVESTOR GROWTH AND INCOME FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	15.28%	8.89%	0.27%

	JPMIM AS AGENT FOR** JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	9.43%	5.49%	0.17%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
JPMorgan Large Cap Growth Fund
Class A Shares
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	11.26%	2.26%	2.19%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	10.59%	2.12%	2.06%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 9EHU9 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	8.47%	1.70%	1.65%

	BNY MELLON INVESTMENT SERVICING INC	7.36%	1.47%	1.43%
	FBO PRIMERICA FINANCIAL SERVICES 760 MOORE RD KING OF PRUSSIA PA 19406-1212

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.53%	1.31%	1.27%

	J. P. MORGAN SECURITIES LLC** FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	6.15%	1.23%	1.19%

	EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS 12555 MANCHESTER RD SAINT LOUIS MO 63131-3729	5.73%	1.15%	1.11%
Class C Shares
	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS SEC# 9EHW2 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	24.17%	1.14%	1.11%

	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA TWO FL 3 JERSEY CITY NJ 07311	14.16%	0.67%	0.65%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	9.84%	0.46%	0.45%

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	8.85%	0.42%	0.41%

	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	6.57%	0.31%	0.30%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
	NATIONAL FINANCIAL SERVICES LLC FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 499 WASHINGTON BLVD ATTN MUTUAL FUNDS DEPT 4TH FLOOR JERSEY CITY NJ 07310-1995	6.38%	0.30%	0.29%

	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	5.78%	0.27%	0.26%

	J. P. MORGAN SECURITIES LLC** FOR EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR BROOKLYN NY 11245-0003	5.48%	0.26%	0.25%
Class I Shares
	AMERICAN ENTERPRISE INVESTMENT SVC FBO#41999970 707 2ND AVE S MINNEAPOLIS MN 55402-2405	21.02%	8.16%	7.91%

	NATIONAL FINANCIAL SERVICES LLC	19.90%	7.73%	7.49%
	FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995

	JPMORGAN CHASE BANK N.A.** FBO CLIENTS ATTN PB MF OPS 3OPS3 DE3-3740 500 STANTON CHRISTIANA RD NEWARK DE 19713-2105	12.46%	4.84%	4.69%

	UBS WM USA OMNI ACCOUNT M/F SPEC CDY A/C EBOC UBSFSI 1000 HARBOR BLVD WEEHAWKEN NJ 07086-6761	5.59%	2.17%	2.10%

	WELLS FARGO CLEARING SERVICES LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET STREET ST LOUIS MO 63103-2523	5.21%	2.02%	1.96%
Class R2 Shares

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 9PR29 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	30.10%	0.37%	0.35%

	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	12.16%	0.15%	0.14%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
	NFS LLC FBO STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 440 MAMARONECK AVE HARRISON NY 10528-2418	7.55%	0.09%	0.09%

	HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ATTN UIT OPERATIONS PO BOX 2999 HARTFORD CT 06104-2999	7.51%	0.09%	0.09%
Class R3 Shares

	THE HARTFORD 1 HARTFORD PLZ HARTFORD CT 06155-0001	73.96%	0.01%	0.01%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC# 97B00 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	22.23%	0.00%	0.00%
Class R4 Shares

	ASCENSUS TRUST COMPANY FBO BRANAGH, INC 401(K) PLAN PO BOX 10758 FARGO ND 58106-0758	94.46%	0.00%	0.00%

	JP MORGAN INVESTMENT MGMT** ATTN LOREN STRIFE OH1-0185 1111 POLARIS PKWY COLUMBUS OH 43240-2031	5.64%	0.00%	0.00%
Class R5 Shares

	NFS LLC FBO	12.30%	0.78%	0.75%
	STATE STREET BANK TRUST CO TTEE VARIOUS RETIREMENT PLANS 4 MANHATTANVILLE RD PURCHASE NY 10577-2139

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	8.37%	0.53%	0.51%

	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION SEC#9K1K2 4800 DEER LAKE DR EAST 2ND FL JACKSONVILLE FL 32246-6484	7.16%	0.45%	0.44%

	GREAT-WEST TRUST COMPANY LLC TTEE F DISCOUNT TIRE AMERICAS TIRE RETIREM PLAN 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111-5002	6.52%	0.41%	0.40%

Fund/Share Class	Name and Address of Owner	Percentage of Class of Shares	Percentage of Fund	Percentage of Combined Fund after Reorganization*
	DCGT TRUSTEE & OR CUSTODIAN FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	6.49%	0.41%	0.40%

	GREAT WEST TRUST CO AS TRUSTEE FBO GREAT PLAINS ENERGY INCORPORATED 40 SAVINGS PLAN 11500 OUTLOOK ST OVERLAND PARK KS 66211-1804	5.64%	0.36%	0.35%

	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5.41%	0.34%	0.33%
Class R6 Shares

	NFS LLC FBO FIIOC AGENT FBO QUALIFIED EMPLOYEE PLANS 401K FINOPS-IC FUNDS 100 MAGELLAN WAY # KW1C COVINGTON KY 41015-1987	22.55%	6.51%	6.31%

	MAC & CO A/C 867359 ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230-3198	8.55%	2.47%	2.39%

	JPMIM AS AGENT FOR** JPMORGAN INVESTOR GROWTH FUND ATTN CLIENT SERVICES 500 STANTON CHRISTIANA RD DE3-3650 NEWARK DE 19713-2105	5.51%	1.59%	1.54%

*	On a pro forma basis assuming the value of the shareholder’s interest in the Fund on the date of consummation is the same as on July 21, 2017, the Record Date.

**

The shareholder of record is a subsidiary or affiliate of JPMorgan Chase & Co. (a “JPMorgan Affiliate”). Typically, the shares are held for the benefit of underlying accounts for which the JPMorgan Affiliate may have voting or investment power. To the extent that JPMorgan Affiliates own 25% or more of a class of shares of a Fund, JPMorgan Chase & Co. may be deemed to be a “controlling person” of such shares under the 1940 Act and may be able to determine the outcome of the Meeting. However, with respect to accounts that are funds advised by JPMIM, to align to J.P. Morgan Asset Management Proxy Voting Guidelines and to address any potential material conflicts, proxy voting will be deferred to an Independent Voting Service, which will vote in accordance with its own recommendation.

As of the Record Date, the officers and Trustees of Trust I and Trust II beneficially owned as a group less than 1% of the outstanding securities of each class of each Fund.

The votes of the shareholders of the Acquiring Fund are not being solicited since their approval or consent is not necessary for the Reorganization to take place.

PROXY TABULATOR

P.O. BOX 9112 FARMINGDALE, NY 11735	To vote by Internet 1) Read the Proxy Statement and have the proxy card below at hand. 2) Go to website www.proxyvote.com 3) Follow the instructions provided on the website.

To vote by Telephone 1) Read the Proxy Statement and have the proxy card below at hand. 2) Call 1-800-690-6903 3) Follow the instructions.

To vote by Mail 1) Read the Proxy Statement. 2) Check the appropriate box on the proxy card below. 3) Sign and date the proxy card. 4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E31301-TBD	KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

The Board of Trustees of the Acquired Fund recommends that you vote “FOR” the proposals below.		For	Against	Abstain

1.

To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) by and between JPMorgan Trust I (“Trust I”) and JPMorgan Trust II (“Trust II”), pursuant to which JPMorgan Dynamic Growth Fund (the “Acquired Fund”) will transfer all of its assets attributable to each class of its shares to JPMorgan Large Cap Growth Fund (the “Acquiring Fund”) in exchange for the corresponding class of shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund followed immediately by distribution by the Acquired Fund to its shareholders of the portion of shares of the Acquiring Fund to which each such shareholder is entitled in complete liquidation of the Acquired Fund.

		☐	☐	☐

2.	To transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

SHARES REPRESENTED BY PROXY WHERE THE SHAREHOLDER HAS NOT MARKED A RESPONSE WILL BE VOTED IN FAVOR OF THE PROPOSAL AND ANY OTHER MATTERS BROUGHT BEFORE THE MEETING WILL BE VOTED BY THE PROXIES. THIS SOLICITATION IS MADE ON BEHALF OF THE BOARD OF TRUSTEES.

Note: Please date and sign exactly as the name appears on this proxy card. When shares are held by joint tenants, at least one holdershould sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

V.2

Important Notice Regarding the Availability of Proxy Materials for the Shareholders’ Meeting:

The Proxy Statement is available at www.proxyvote.com.

— — — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — —

E31302-TBD

JPMORGAN TRUST I

JPMorgan Dynamic Growth Fund

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD OCTOBER 10, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

The undersigned hereby appoint(s) Wendy Setnicka, Elisaida Poueriet and Joseph Parascondola, each with full power of substitution and revocation, to attend the Special Meeting (and any postponements or adjournments thereof) and to vote all shares of the JPMorgan Dynamic Growth Fund (the “Fund”), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at 11:00 A.M., Eastern Time, on October 10, 2017, at the offices of J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017, and at any adjournment thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, by that one. This proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement is hereby acknowledged.

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING

YOU MAY VOTE IN PERSON IF YOU ATTEND

V.2

JPMORGAN TRUST I

Statement of Additional Information

August 17, 2017

Acquired Fund	Acquiring Fund
Acquisition of the Assets and Liabilities of JPMorgan Dynamic Growth Fund (a series of JPMorgan Trust I) 270 Park Avenue New York, New York 10017	By and in Exchange for Shares of JPMorgan Large Cap Growth Fund (a series of JPMorgan Trust II) 270 Park Avenue New York, New York 10017

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus, dated August 17, 2017, relating specifically to the transfer of all of the assets of the Acquired Fund to the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund in exchange for shares of the Acquiring Fund having an aggregate net asset value equal to those of the Acquired Fund.

To obtain a copy of the Proxy Statement/Prospectus, please write to J.P. Morgan Funds Services at P.O. Box 8528, Boston, MA 02266-8528 or call 866-963-6135. The transfer is to occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein have the same meanings as are given to them in the Proxy Statement/Prospectus.

TABLE OF CONTENTS

Page
GENERAL INFORMATION	1

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS	1

PRO FORMA FINANCIAL STATEMENTS AND NOTES FOR JPMORGAN DYNAMIC GROWTH FUND AND JPMORGAN LARGE CAP GROWTH FUND	1

GENERAL INFORMATION

For further information about the Reorganization, see the Proxy Statement/Prospectus.

DOCUMENTS INCORPORATED BY REFERENCE, INCLUDING FINANCIAL STATEMENTS

This Statement of Additional Information of the Acquiring Fund consists of this cover page, the accompanying pro forma financial statements and related notes and the following documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

1.	The information concerning the Acquired Fund in the Statement of Additional Information for the J.P. Morgan U.S. Equity Funds, dated November 1, 2016;

2.	The Financial Statements of the Acquired Fund in the J.P. Morgan Large Cap Funds Annual Report filed for the year ended June 30, 2016;

3.	The Financial Statements of the Acquired Fund in the J.P. Morgan Large Cap Funds Semi-Annual Report filed for the six-month period ended December 31, 2016;

4.	The information concerning the Acquiring Fund in the Statement of Additional Information for the J.P. Morgan U.S. Equity Funds, dated November 1, 2016;

5.	The Financial Statements of the Acquiring Fund as included in the J.P. Morgan Large Cap Funds Annual Report filed for the year ended June 30, 2016; and

6.	The Financial Statements of the Acquiring Fund as included in the J.P. Morgan Large Cap Funds Semi-Annual Report filed for the six-month period ended December 31, 2016.

PRO FORMA FINANCIAL STATEMENTS AND NOTES FOR JPMORGAN DYNAMIC GROWTH FUND AND JPMORGAN LARGE CAP GROWTH FUND

As of June 28, 2017, the net asset value of the Acquired Fund represented less than 10 percent of the net asset value of the Acquiring Fund. Under applicable legal requirements, when the net asset value of the Acquired Fund does not exceed 10 percent of the Acquiring Fund’s net asset value, pro forma financial statements are not required to be prepared. Therefore, pro forma financial statements have not been prepared for the Reorganization.

1